As filed with the U.S. Securities and Exchange Commission on November 22, 2019

Securities Act File No. 333-220591

Investment Company Act File No. 811-23295

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT

UNDER

☒ THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 8

☐ Post-Effective Amendment No.

and

REGISTRATION STATEMENT

UNDER

☒ THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 8

Calamos Long/Short Equity & Dynamic Income Trust

2020 Calamos Court

Naperville, Illinois 60563

(630) 245-7200

Agent for Service

John P. Calamos, Sr.

President

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

Copies of Communications to:

Paulita A. Pike Rita Rubin Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606	David W. Blass Ryan P. Brizek Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, D.C. 20001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, no par value	18,750,000	$20.00	$375,000,000	$48,675

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	A registration fee of $2.32 was previously paid in connection with the initial filing on September 22, 2017.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED NOVEMBER 22, 2019

PROSPECTUS

Shares

Calamos Long/Short Equity & Dynamic Income Trust

Common Shares of Beneficial Interest

$20.00 per Share

Investment Objective. Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to seek current income and risk-managed capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies. The Fund will invest, under normal circumstances, at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities and exchange-traded funds (“ETFs”) (the “Equity Sleeve”), as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments (“Fixed Income Sleeve”). Under current market conditions, it is anticipated that the Fund will invest initially 80% of its managed assets in equities, of which 60% will be invested in the Long/Short Component, and 20% of its managed assets in the Fixed Income Sleeve.

(continued on following page)

Investing in our securities involves certain risks, including the Fund’s anticipated use of leverage. You could lose some or all of your investment. See “Risk Factors” beginning on page 46 of this prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	None		N/A
Estimated offering expenses	None		N/A
Proceeds, after expenses, to the Fund(3)	$20.00	$

(notes on following page)

The underwriters expect to deliver the shares to purchasers on or about             , 2019

UBS Investment Bank	Morgan Stanley	Wells Fargo Securities	RBC Capital Markets

Oppenheimer & Co.	Stifel

Arcadia Securities	B. Riley FBR	Bancroft Capital
BB&T Capital Markets	D.A. Davidson & Co.	Incapital
Janney Montgomery Scott	JonesTrading	Ladenburg Thalmann
Maxim Group LLC	National Securities Corporation	Newbridge Securities Corporation
Pershing LLC		Wedbush Securities

(notes from previous page)

(1)

The Fund has granted the underwriters an option to purchase up to                  additional common shares at the public offering price, solely to cover overallotments, if any. If this option is exercised in full, the total public offering price and proceeds to the Fund will be approximately $         and $        , respectively. See “Underwriting.”

(2)

Calamos Advisors LLC (“Calamos” or the “Adviser”), the Fund’s investment adviser (and not the Fund), has agreed to pay, from its own assets, (1) compensation of $0.60 per share to the underwriters in connection with this offering and separately (2) upfront structuring fees to UBS Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated and D.A. Davidson & Co. Because these fees are paid by Calamos (and not the Fund), they are not reflected under “Sales load” in the table above. In addition, the Adviser agreed to reimburse the underwriters for certain expenses in connection with this offering. See “Underwriting — Additional Compensation to be Paid by Calamos.”

(3)

Calamos has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering, so they are not reflected under “Estimated offering expenses” in the table above. The Fund is not obligated to repay any such organizational expenses or offering costs paid by Calamos.

(continued from previous page)

The Fund will utilize investments in common stock, preferred stock and convertible securities. Convertible securities include, but are not limited to, corporate debt securities, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets issued by both U.S. and foreign companies without regard to market capitalization. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

In the Long/Short Component of the Equity Sleeve, the Fund seeks to achieve its investment objective by taking long positions in companies that are expected to outperform the equity markets, while taking short positions in companies that are expected to underperform the equity markets and/or for hedging purposes. A long position arises where the Fund holds a security in its portfolio. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts. The Fund’s investment strategy utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains, including common stock and American Depositary Receipts (“ADRs”) of issuers of all market capitalizations that operate in the knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies (including ETFs), that track or otherwise provide exposure to such sectors. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

In the Fixed Income Sleeve, the Fund will mainly invest in a globally-diversified portfolio of income producing securities including, high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

“Managed assets” means the total assets of the Fund (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). “Net assets” does not include any assets attributable to any leverage that may be outstanding.

Leverage. The Fund anticipates using leverage to achieve its investment objective. The Fund may, but is not required to, utilize the following forms of leverage: (a) borrowings from a financial institution (“borrowings”) and (b) the issuance of preferred shares or debt securities (collectively, “senior securities”) to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which is generally 50% of managed assets for preferred shares and 33  1/3% of managed assets for senior securities representing indebtedness, each measured at the time of incurrence or issuance, respectively). Under current market conditions it is anticipated that the Fund will utilize borrowings in an amount equal to approximately 15% to 20% of the Fund’s managed assets. The use of leverage involves increased risk, including increased variability of the Fund’s net asset value (“NAV”), net income and distributions in relation to market changes. The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including Calamos’ outlook for the market and the costs that the Fund would incur as a result of such leverage. The use of preferred shares, borrowings or debt securities to leverage the common shares creates risks. See “Risk Factors — Fund Risks — Leverage Risk” beginning on page 46 of this prospectus.

Term Structure. The Fund will dissolve on the twelfth anniversary of the effective date of this registration statement (the “Dissolution Date”); provided, that if the Board of Trustees (the “Board”) believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board and without Shareholder (as defined below) approval. In addition, as of a date within twelve months preceding the Dissolution Date, the Board may cause the Fund to conduct a tender offer to all Shareholders to purchase Shares (as defined below) of the Fund at a price equal to the NAV per Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board has established that, following the Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Dissolution Threshold”). In the Eligible Tender Offer, the Fund will offer to purchase all Shares tendered by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund’s net assets totaling less than the Dissolution Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating or winding up its portfolio and proceed to dissolve on the Dissolution Date. The investment adviser to the Fund, Calamos, will pay all costs and expenses associated with the making of the Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders. The Eligible Tender Offer, if pursued, will be made, and Shareholders will be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. See “Risk Factors — Fund Risks — Limited Term Risk.” Following the completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without Shareholder approval. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual trust. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer. See “Risks Factors — Fund Risks — Limited Term Risk.”

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end funds frequently trade at a discount from their NAV. The risk of loss due to a market discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering. It is anticipated that our common shares will be listed on the NASDAQ Global Select Market, subject to notice of issuance, under the symbol “CPZ.”

Investment Adviser. Calamos is the Fund’s investment adviser. See “Management of the Fund.”

You should read this prospectus, which contains important information, before deciding whether to invest in our securities, and retain it for future reference. A statement of additional information, dated                 , 2019 containing additional information regarding the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. The table of contents of the statement of additional information is on page 92 of this prospectus. You may obtain a free copy of the statement of additional information and our annual and semi-annual reports, when available, as well as request other information or make shareholder inquiries, by calling toll-free 1-800-582-6959 or by writing to the Fund at 2020 Calamos Court, Naperville, Illinois 60563. The Fund’s annual and semi-annual reports will also be available on our website, free of charge, at www.calamos.com. Information included on our website does not form part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the statement of additional information, material incorporated by reference therein, and other information regarding the Fund and other registrants, all available free of charge.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

Beginning on March 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Prospectus dated     , 2019

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may”, “will”, “intend”, “expect”, “estimate”, “continue”, “plan”, “anticipate”, and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities it holds, the price at which its shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC. Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to carefully review that section for a more detailed discussion of the risks of an investment in the Fund’s securities.

Although the Fund believes that the expectations expressed in its forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in its forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. Except for its ongoing obligations under the federal securities laws, the Fund does not intend, and undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and the statement of additional information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

ii

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider before investing in the Fund’s common shares. You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 46 of this prospectus.

The Fund	Calamos Long/Short Equity & Dynamic Income Trust is a newly organized, diversified, closed-end management investment company. Throughout this prospectus, we refer to Calamos Long/Short Equity & Dynamic Income Trust as the “Fund” or as “we,” “us,” or “our.” See “The Fund.”

The Offering	The Fund is offering common shares of beneficial interest, no par value (“common shares”), at an initial offering price of $20.00 per share. The common shares are being offered through a group of underwriters (the “underwriters”) led by UBS Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and RBC Capital Markets, LLC. You must purchase at least common shares ($ ) in order to participate in this offering. The Fund has granted the underwriters an option to purchase up to additional common shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. Calamos has agreed to pay all (i) organizational expenses of the Fund, (ii) underwriting fees and expenses and (iii) offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by Calamos. See “Underwriting.”

Who May Want to Invest

Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund may be an appropriate investment for long-term investors who are seeking:

•  security selection through the professional, active management of Calamos;

•  a global long/short equity strategy that provides exposure to global equity markets, with the flexibility to potentially mitigate long-only risks;

•  an innovative distribution strategy, with potentially lower vulnerability to duration and interest rate risk;

•  a flexible mandate that provides a framework for managing returns and risks across stocks, industries, countries and market factors;

•  to capture excess returns regardless of market direction by holding convertible bonds and offsetting equity positions;

•  a strategy that may be less sensitive to interest rate risk;

• a strategy to capitalize on market advances as well as downturns by adjusting net exposure; and
• an opportunistic and dynamically allocated fixed income component that can provide low duration bond exposure and source current income.

Investment Objective	The Fund’s investment objective is to seek current income and risk-managed capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Strategies and Policies

Primary Investments. The Fund will invest, under normal circumstances, at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities and exchange-traded funds (“ETFs”) (the “Equity Sleeve”), as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format.

The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments (the “Fixed Income Sleeve”).

Under current market conditions, it is anticipated that the Fund will initially invest 80% of its managed assets in equities, of which 60% will be invested in the Long/Short Component and 20% of its managed assets in the Fixed Income Sleeve.

The Fund will invest in common stock, preferred stock and convertible securities (including synthetic convertible instruments) issued by both U.S. and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, any corporate debt security, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

In the Long/Short Component, the Fund seeks to achieve its investment objective by taking long positions in companies that are expected to outperform the equity markets, while taking short positions in companies that are expected to underperform the equity markets and/or for hedging purposes. A long position arises where the Fund holds a security in its portfolio. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts. The Fund’s Long/Short Component utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains, including common stock and American Depositary Receipts (“ADRs”) of issuers of all market capitalizations that operate in knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies (including ETFs) that track or otherwise provide exposure to such sectors. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

In the Fixed Income Sleeve, the Fund will mainly invest in a globally-diversified portfolio of income producing securities including, high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The Fund may invest up to 50% of its managed assets in securities of foreign issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the U.S. and 20% of its managed assets in securities of issuers located in emerging market countries. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers.

The Fund’s derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts. The Fund may utilize derivatives for investment and hedging purposes. In addition, as a non-fundamental policy, the Fund may also invest up to 20% of its managed assets in derivatives for non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. However, the Fund reserves the right to invest in other derivative instruments to the extent consistent with the Fund’s investment objective and restrictions. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Derivatives.”

The portions of the Fund’s assets invested in the aforementioned sleeves and securities will vary from time to time consistent with the Fund’s investment objective. In addition, the Adviser has appointed a committee consisting of senior management (the “CPZ Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such sleeve. The CPZ Allocation Committee will meet quarterly, or more frequently if needed, to review and adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions in a manner consistent with the Fund’s investment objective. Actual allocations may vary at any time due to market movements, changes in equity prices, changes in interest rates and other economic factors.

Term Structure

The Fund will dissolve on the twelfth anniversary of the effective date of this registration statement (the “Dissolution Date”); provided, that if the Fund’s Board of Trustees (the “Board”) believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board and without Shareholder approval. In determining whether to extend the Dissolution Date, the Board may consider the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

Beginning one year before the Dissolution Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. See “Fund Risks — Limited Term Risk.”

In addition, within twelve months preceding the Dissolution Date, the Board may cause the Fund to conduct the Eligible Tender Offer. The Eligible Tender Offer would consist of a tender offer to all Shareholders to purchase Shares of the Fund at a price equal to the net asset value (“NAV”) per Share on the expiration date of the tender offer. The Board has established that, following the Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Dissolution Threshold”).

In the Eligible Tender Offer, the Fund will offer to purchase all Shares tendered by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund’s net assets totaling less than the Dissolution Threshold, the Eligible Tender Offer will be terminated and no Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to dissolve on or before the Dissolution Date. The Adviser will pay all costs and expenses associated with the making of the Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its

Shareholders. The Eligible Tender Offer, if pursued, will be made, and Shareholders will be notified thereof, in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

If the number of properly tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. See “Fund Risks — Limited Term Risk.” Following such completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date and convert the Fund to a perpetual trust upon the affirmative vote of a majority of the Board and without Shareholder approval unless such approval is required by the 1940 Act. In making such decision, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer. See “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions” and “Fund Risks — Limited Term Risk.”

Use of Leverage by the Fund	The Fund anticipates using leverage to achieve its investment objective. The Fund may, but is not required to, utilize the following forms of leverage: (a) borrowings from a financial institution (“borrowings”) and (b) the issuance of preferred shares or debt securities (collectively, “senior securities”) to the extent permitted by the 1940 Act (which is generally 50% of managed assets for preferred shares and 33 1/3% of managed assets for senior securities representing indebtedness, each measured at the time of incurrence or issuance, respectively). Under current market conditions, it is anticipated that the Fund will utilize borrowings in an amount equal to approximately 15% to 20% of the Fund’s managed assets. The use of leverage involves increased risk, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. The Fund may not be leveraged at all times and the amount of leverage, if any, may vary depending upon a variety of factors, including Calamos’ outlook for the market and the costs that the Fund would incur as a result of such leverage. The use of preferred shares, borrowings or debt securities to leverage the common shares creates risks. See “Leverage.”

Investment Adviser

Calamos Advisors LLC (the “Adviser” or “Calamos”) will serve as our investment adviser. Calamos will be responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objective and policies. Calamos will make all investment decisions for the Fund and place purchase and sale orders for the Fund’s portfolio securities. As of August 31, 2019, Calamos managed approximately $24.6 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. is the sole manager of CILLC.

The Fund will pay Calamos an annual management fee, payable monthly in arrears, for its investment management services equal to 1.35% of the Fund’s average weekly managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). “Net assets” does not include any assets attributable to any leverage that may be outstanding. See “Management of the Fund.”

The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.

Portfolio Managers

Calamos employs a “team of teams” approach to portfolio management, led by the Global Chief Investment Officer (“Global CIO”) and our Chief Investment Officer (“CIO”) team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading, and the Chief of IT and Operations. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

John P. Calamos, Sr., Founder, Chairman, and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation. Michael Grant, Co-CIO, Head of Long/Short and Growth Strategies, and Senior Co-Portfolio Manager, is responsible for the Long/Short Component of the Fund’s

Equity Sleeve. Jon Vacko, Senior Co-Portfolio Manager, and Joe Wysocki, Co-Portfolio Manager, are responsible for the Equity Component of the Fund’s Equity Sleeve. R. Matthew Freund, Co-CIO, Head of Fixed Income Strategies and Senior Co-Portfolio Manager, and Chuck Carmody, Co-Portfolio Manager and Senior Fixed Income Trader, are responsible for the Fund’s Fixed Income Sleeve.

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. Calamos also has more than 20 years of experience investing outside of traditional asset classes and manages $9.4 billion in alternative assets as of August 31, 2019. In addition, Calamos has managed closed-end funds since 2002, and as of August 31, 2019, managed six closed-end funds totaling approximately $6.8 billion in assets. The Fund’s statement of additional information provides additional information about the Portfolio Managers, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Listing	It is anticipated that the Fund’s common shares will be listed on the NASDAQ Global Select Market, subject to notice of issuance, under the symbol “CPZ.”

Custodian, Transfer Agent and Dividend Disbursing Agent	State Street Bank and Trust Company (“State Street”) will act as the Fund’s custodian. The Fund’s transfer agent, dividend disbursing agent and registrar for the Fund’s shares will be Computershare Shareowner Services LLC. See “Custodian, Transfer Agent and Dividend Disbursing Agent.”

Fund Accountant	State Street will provide fund accounting services to the Fund and will provide certain administration and financial accounting services to the Fund.

Market Price of Common Shares	Common shares of closed-end investment companies frequently trade at prices lower than their NAV. In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, market supply and demand and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements. See “Leverage,” “Risk Factors” and “Description of Securities.” The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Dividends and Distributions

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually.

The Fund currently intends to make monthly distributions to common shareholders. The Fund’s distributions will be stated in terms of a fixed cent per common share distribution rate that would be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing either unrealized capital gains or a return of original investment. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund expects to declare its initial common share distribution in approximately 30 to 45 days, and to pay that distribution in approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

The Fund will seek to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. Calamos, in making such projections, may consider long-term historical returns and a variety of other factors. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period. See “Certain Federal Income Tax Matters — Federal Income Taxation of Common and Preferred Shareholders” and “Dividends and Distributions — Dividends and Distributions on Common Shares” below for a discussion of the short- and long-term implications associated with Fund distributions.

As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. The rate may be modified by the Fund’s Board from time to time.

On November 4, 2008, the Securities and Exchange Commission (the “SEC”) granted Calamos, on behalf of itself and certain registered closed-end funds that it manages, or may manage in the future, an order granting an exemption from Section 19(b) of, and Rule 19b-1 under, the

1940 Act to conditionally permit the Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common shares as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its common shares calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the Fund’s NAV per share (the “Managed Distribution Policy”).

Dividend Reinvestment Plan	Pursuant to the Fund’s Dividend Reinvestment Plan, unless a shareholder is ineligible or elects otherwise (i.e. “opts out”), all dividends and capital gain distributions on common shares are automatically reinvested in additional common shares of the Fund. However, an investor can choose to receive dividends and distributions in cash. Since investors can participate in the automatic dividend reinvestment plan only if their broker or nominee participates in our plan, you should contact your broker or nominee to confirm that you are eligible to participate in the plan. See “Dividend Reinvestment Plan.” The Fund reserves the right to suspend or terminate the Dividend Reinvestment Plan during its wind-down period.

Conflicts of Interest

Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which the Fund does not have an interest. Calamos or its affiliates may have financial incentives to favor certain of these accounts over the Fund. Any of their proprietary accounts or other customer accounts may compete with the Fund for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Fund, even though their investment objectives may be the same as, or similar to, the Fund’s investment objective.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act. See “Investment Objective and Principal Investment Strategies — Conflicts of Interest.”

Fund Risks	The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

Antitakeover Provisions. The Fund’s Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.” The holders of Fund debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations. See “Risk Factors — Fund Risks — Antitakeover Provisions.”

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact our financial condition.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders. See “Risk Factors — Fund Risks — Convertible Securities Risk.”

Counterparty and Settlement Risk. Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund’s counterparty risk. See “Risk Factors — Fund Risks — Counterparty and Settlement Risk.”

“Covenant-Lite” Loans Risk. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyberattacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for any preferred securities or debt securities we may issue in the future.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. The Fund may incur cost and delays in enforcing its rights against the defaulting issuer. See “Risk Factors — Fund Risks — Default Risk.”

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk, liquidity risk, interest rate risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used.

Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance. See “Derivatives Risk” for a more complete discussion of the risks associated with derivatives transactions. See “Risk Factors — Fund Risks — Derivatives Risk” for a more complete discussion of the risks associated with derivatives transactions.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease (or may consist of return of capital) and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets. See “Risk Factors — Fund Risks — Emerging Markets Risk.”

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time. See “Risk Factors — Fund Risks — Equity Securities Risk.”

Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

•  less information may be available about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•  many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

• an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

• the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

• economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

• the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

• restrictions on foreign investments in non-U.S. jurisdictions;

• difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

• withholding and other non-U.S. taxes may decrease the Fund’s return; and

• dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the U.S. or have substantial assets in the U.S. In this case, such a “foreign issuer” may be subject to the market conditions in the U.S. to a greater extent than it may be subject to the market conditions in the country of its organization. See “Risk Factors — Fund Risks — Foreign Securities Risk.”

Forward Foreign Currency Contract Risk. Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Geographic Concentration Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. See “Risk Factors — Fund Risks — High Yield Securities Risk.”

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Interest Rate Risk. In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:

•  if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•  during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•  during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full, and reduce the value of the security. This is known as extension risk;

•  rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•  variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares; and

•  the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that interest rates across the financial system may rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. See “Risk Factors — Fund Risks — Interest Rate Risk.”

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund. See “Risk Factors — Interest Rate Transactions Risk.”

Leverage Risk. The Fund may use leverage through borrowing money. The borrowing of money or issuance of debt or preferred stock represents the leveraging of the Fund’s common shares. The Board reserves the right to borrow money or issue debt or preferred stock to the extent permitted by the 1940 Act and the Fund’s policies. See “Leverage.”

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•  the likelihood of greater volatility of NAV and market price of the Fund’s common shares;

•  fluctuations in the interest rates on borrowings and short-term debt;

•  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.

In addition, the rights of lenders and the holders of debt that may be issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of assets upon liquidation. The lenders and holders of debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to holders of common shares. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated. The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of debt. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies which may issue ratings for the short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period.

There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure. See “Use of Leverage by the Fund.”

Limited Term Risk. Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes the Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the

Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Dissolution Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts the Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with the Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will generally distribute to Shareholders. In addition, the Fund’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct the Eligible Tender Offer. If the Fund conducts the Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund’s net assets totaling less than the Dissolution Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of the Eligible Tender Offer in which the number of tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following the Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV. See “Risk Factors — Fund Risks — Market Discount Risk” and “Risk Factors — Fund Risks — Limited Term Risk.”

Liquidity Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so.

Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

Management Risk. Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. See “Risk Factors — Fund Risks — Management Risk.”

Market Discount Risk. The Fund’s common shares may trade at a premium or at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. See “Leverage,” “Risk Factors” and “Description of Securities.” The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase. See “Risk Factors — Fund Risks — Market Discount Risk” for a more detailed discussion of these risks.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above NAV, or below or above the public offering price for the common shares.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy. See “Risk Factors — Fund Risks — Market Disruption Risk.”

Market Impact Risk. The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

No Prior History. Since the Fund is newly organized, it has no operating history.

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility. See “Risk Factors — Fund Risks — Non-Convertible Income Securities Risk.”

Non-U.S. Government Obligation Risk. An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. See “Risk Factors — Fund Risks — Non-U.S. Government Obligation Risk.”

Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. See “Risk Factors — Fund Risks — Other Investment Companies (including ETFs) Risk.”

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars and terror attacks), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasigovernmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”) (“Brexit”). On March 29, 2017, the

United Kingdom formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU. On November 25, 2018, European Union leaders approved the terms of the United Kingdom’s withdrawal from the European Union, which the United Kingdom’s Parliament has rejected. While the United Kingdom Parliament has voted to extend withdrawal negotiations beyond March 29, 2019, it remains unclear whether a negotiated withdrawal agreement can be reached. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other sociopolitical or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. See “Risk Factors — Fund Risks — Recent Market Events.”

REIT Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified.

REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs (especially mortgage REITs) are also subject to interest rate risks. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index. See “Risk Factors — Fund Risks — REIT Risk.”

Risks Associated with Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured. The Fund may sell options on individual securities and securities indices. All call options sold by the Fund must be covered, other than those sold in the Long/Short Component. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. See “Risk Factors — Fund Risks — Risks Associated with Options.”

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Short Selling Risk. The Fund will engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will underperform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract.

In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Risk Factors — Fund Risks — Short Selling Risk.”

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. See “Risk Factors — Fund Risks — Synthetic Convertible Instruments Risk.”

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments were successfully challenged by the IRS. See “Certain Federal Income Tax Matters.”

U.S. Government Security Risk. Some securities issued by U.S. Government agencies or government sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises. See “Risk Factors — Fund Risks — U.S. Government Security Risk.”

SUMMARY OF FUND EXPENSES

The following table and example contain information about the costs and expenses that you, as a common shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues 15,000,000 common shares. The table also assumes the use of leverage in the form of borrowings in an amount equal to approximately 15% of the Fund’s managed assets immediately after issuance, and shows Fund expenses as a percentage of net assets attributable to common shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table. See “Management of the Fund.”

Shareholder Transaction Expenses
Sales Load Borne by the Fund (as a percentage of offering price)	None	(1)
Offering Expenses of the Common Shares Borne by the Fund (as a percentage of offering price)	None	(2)
Dividend Reinvestment Plan Fees (per sales transaction fee)(3)	$15.00

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shares
Management Fee(4)	1.59%
Interest Payments on Borrowed Funds(5)	0.45%
Other Expenses(6)	0.17%
Dividend and Interest Expense on Short Sales(7)	0.31%
Acquired Fund Fees and Expenses(8)	0.02%
Total Annual Expenses	2.54%

Example:

The following example illustrates the expenses (including the estimated bank borrowings of $4.08) that you would pay on a $1,000 investment in common shares, assuming (1) net annual expenses of 2.54% of net assets attributable to common shareholders; (2) a 5% annual gross return; and (3) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Shareholders	$26	$79	$135	$287

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)

Calamos (and not the Fund) has agreed to pay, from its own assets, (1) additional compensation of $  per share to the underwriters in connection with this offering and separately (2) upfront structuring fees to UBS Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated and D.A. Davidson & Co. Because these fees are paid by Calamos (and not the Fund), they are not reflected under “Sales Load Borne by the Fund” in the above table. In addition, the Fund has agreed to reimburse the underwriters for certain expenses in connection with this offering in the aggregate amount not exceeding $    . See “Underwriting — Additional Compensation to be Paid by Calamos.”

(2)

Calamos, the Fund’s investment adviser, has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by Calamos. Because these expenses and offering costs are paid by Calamos (and not the Fund), they are not reflected under “Offering Expenses of the Common Shares Borne by the Fund (as a percentage of offering price) in the above table.”

(3)

Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See “Dividend Reinvestment Plan.”

(4)

The Fund pays Calamos an annual management fee, computed weekly and payable monthly in arrears, for its investment management services equal to 1.35% of the Fund’s average weekly managed assets. In accordance with the requirements of the SEC, the table above shows the Fund’s management fee as a percentage of average net assets attributable to common shareholders.

(5)

Assumes interest expense accrued at the rate of 2.56% on borrowed funds used to employ leverage, which rate is subject to change based on prevailing market conditions. If the Fund does not use leverage, the Fund’s expenses would be as set out in the table below:

Annual Expenses	Percentage of Average Net Assets Attributable to Common Shares
Management Fee(4)	1.35%
Other Expenses(6)	0.17%
Dividend and Interest Expense on Short Sales(7)	0.31%
Acquired Fund Fees and Expenses(8)	0.02%
Total Annual Expenses	1.85%

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(7)

“Dividend and Interest Expense on Short Sales” reflect dividends and interest expense paid on borrowed securities. Interest expenses result from the Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Calamos. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

(8)

“Acquired Fund Fees and Expenses” are the indirect costs of investing in other investment companies such as money market funds and ETFs. The operating expenses in this fee table are based on estimated amounts for the initial fiscal year and will not correlate to the expense ratio in the Fund’s financial highlights, when issued, because the financial statements, when issued, include only the direct operating expenses incurred by the Fund. See “Investment Objective and Principal Investment Strategies — Other Investment Companies.”

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as common shareholders, would bear directly or indirectly. For additional information with respect to our expenses, see “Management of the Fund.”

THE FUND

Calamos Long/Short Equity & Dynamic Income Trust is a newly organized, diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the State of Delaware on September 21, 2017, and has registered under the 1940 Act. The Fund will have an approximate twelve-year limited term unless otherwise determined by the Fund’s Board. See “Term Structure”. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 2020 Calamos Court, Naperville, Illinois 60563, and its telephone number is 1-800-582-6959.

USE OF PROCEEDS

The net proceeds of this offering will be approximately $     (or approximately $     assuming the underwriters exercise the over-allotment option in full). Calamos has agreed to pay all organizational expenses of the Fund, underwriting fees and expenses and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by Calamos. See “Management of the Fund — Investment Management Agreement.”

The Fund will invest the net proceeds of any sales of our securities pursuant to this prospectus in accordance with our investment objective and policies as described under “Investment Objective and Principal Investment Strategies.” It is presently anticipated that the Fund will invest substantially all of the net proceeds securities that meet its investment objective and policies within one to three months after completion of this offering. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities, in high quality short-term or long-term debt obligations, or in cash. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the fund may invest directly. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make interest payments on borrowings and debt securities, respectively.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Fund’s investment objective is to seek current income and risk-managed capital appreciation. The Fund’s investment objective may be changed by the Fund’s Board of Trustees (the “Board”) without a shareholder vote, although the Fund will give shareholders at least 60 days’ notice of any change to the Fund’s investment objective. The Fund makes no assurance that it will achieve its investment objective.

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities and exchange-traded funds (“ETFs”) (the “Equity Sleeve”), as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments (the “Fixed Income Sleeve”). Under current market conditions, it is anticipated that the Fund will invest initially 80% of its managed assets in the Equity Sleeve consisting of equities, of which 60% will be invested in the Long/Short Component, and 20% of its managed assets in the Fixed Income Sleeve.

The Fund may invest up to 50% of its managed assets in securities of foreign issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the U.S. and 20% of its managed assets in emerging market countries. The Fund may seek to generate income from options premiums by writing options. The Fund may also use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets.

The Fund’s derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts. The Fund may utilize derivatives for investment and hedging purposes. In addition, as a non-fundamental policy, the Fund may also invest up to 20% of its managed assets in derivatives for non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. However, the Fund reserves the right to invest in other derivative instruments to the extent consistent with the Fund’s investment objective and restrictions. See “Investment Objective and Principal Investment Strategies — Principal Investment Strategies — Derivatives.”

The portions of the Fund’s assets invested in the aforementioned sleeves and securities will vary from time to time consistent with the Fund’s investment objective. In addition, the Adviser has appointed a committee consisting of senior management (the “CPZ Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such sleeve. The CPZ Allocation Committee will meet quarterly, or more frequently if needed, to review and may adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions in a manner consistent with the Fund’s investment objective. Actual allocations may vary at any time due to market movements, changes in equity prices, changes in interest rates and other economic factors.

Equity Sleeve

The Fund anticipates investing in common stock, preferred stock and convertible securities (including synthetic convertible instruments) issued by both U.S. and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, any corporate debt security, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

The Fund may use derivative instruments such as options, futures and forward contracts. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

When buying and selling convertible securities, the Fund typically applies a four-step approach, without regard to market capitalization:

1. Evaluating the default risk of the convertible security using traditional credit analysis;

2. Analyzing the convertible security’s underlying common stock to determine its capital appreciation potential;

3. Assessing the convertible security’s risk/return potential; and

4. Evaluating the convertible security’s impact on the Fund’s overall composition and diversification strategy.

As well, the Adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by country, company, industry, sector and currency and by focusing on macro-level investment themes. The Adviser views these strategies as low volatility equity strategies and attempts to achieve equity-like returns with lower than equity market risk by managing a portfolio that it believes will exhibit less volatility over full market cycles.

Equity Sleeve — Long/Short Component

The Fund intends for its Long/Short Component of the Equity Sleeve to be managed by investing globally in publicly listed equity securities, including common stock and ADRs, of issuers of all market capitalizations that operate in the knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies, including ETFs, that track or otherwise provide exposure to such sectors. The Adviser believes that the heterogeneous, disruptive and volatile nature of many of these sectors is well suited for long/short equity investing. Long investing generally involves buying a security expecting to profit from an increase in its price. Short investing generally involves selling a security that the Fund does not own expecting to profit from a decline in its price at a later time. The Adviser will also consider investing in other sectors if, in the Adviser’s opinion, such long and short exposures have favorable potential for contributing value. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts, without investing directly in the underlying asset.

The Adviser pursues a fundamental, global approach that incorporates a blend of top-down and bottom-up considerations. The advantages of its investment process are based upon: 1) a comprehensive assessment of what drives share prices; 2) how companies and industries are analyzed; and 3) the flexible management of style, capitalization and country factors. The Adviser believes that flexible asset allocation across the global equity universe, with less emphasis upon the traditional role of benchmarks, provides the potential for excess returns.

The Adviser’s approach is primarily derived from its assessment of corporate and economic fundamentals. Equally, the Fund’s strategy allows for all investment styles (for example, growth versus value, small versus large capitalization) to be considered depending upon a company’s business model, prevailing market conditions and the economic cycle. The Adviser believes that stocks with common style characteristics can behave similarly, often in response to the economic cycle, and that these characteristics are an additional source of return that should be identified.

In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spinoff of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services. The Adviser seeks to invest in the common equity of companies that the Adviser believes are trading below their intrinsic value. To do so, the Adviser will typically perform fundamental investment analysis, which may involve comparing the value of the company’s common equity to that of its: (a) historical and/or expected cash flows; (b) historical and/or expected growth rates; (c) historical and/or expected strategic positioning; and (d) historical and/or current valuation on an absolute basis or relative to its industry, the overall market and/or historical valuation levels. The Adviser may purchase securities of a company that the Adviser believes: (i) is undervalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has assets not fully valued by the marketplace; (iii) is experiencing strong underlying secular growth trends or strong visibility into growth prospects; (iv) has earnings estimates that the Adviser believes are too low or has the potential for long-term earnings growth; (v) has strong competitive barriers to entry; (vi) is experiencing strong business fundamentals; (vii) has a strong management team; (viii) will see increased multiple expansion or will benefit from sustainable economic dynamics; and/or (ix) may be subject to an identifiable catalyst that the Adviser believes will unlock value. The Adviser will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.

The Adviser may sell short securities of a company that the Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates that the Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market ETF. Technical analysis may be used to help in the decision making process.

The Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry and company contacts, consultants, company press releases, company conference calls, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, and news services. The Adviser will make investment decisions based on its analysis of a security’s value, and will also take into account its view of macroeconomic conditions and industry trends. The Adviser will make investments without regard to a company’s level of capitalization or the expected tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.

Fixed Income Sleeve

In the Fixed Income Sleeve, the Fund will mainly invest in a globally-diversified portfolio of income producing securities including, high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The Fund anticipates investing in a globally diversified manner, including issuers in emerging markets. Securities of foreign issuers are securities issues by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by ADRs or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

Portfolio Contents

Equity Securities.    The Fund will invest in equity securities, including common and preferred stocks, warrants, rights and depository receipts. Equity securities, such as common stock, generally represent an ownership interest in a company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Although equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Convertible Securities.    The Fund may invest in convertible securities (including synthetic convertible instruments). A traditional convertible security is a debt instrument or preferred stock that is exchangeable for an equity security (typically common stock of the same issuer) at a predetermined price. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security’s value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

Synthetic Convertible Instruments.    The Fund may invest in “synthetic” convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the characteristics of another instrument (i.e., a convertible security) through the economic combined features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed income security (“fixed income component,” which may be a convertible or non-convertible security) and the right to acquire an equity security (“convertible component”). The fixed income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Different companies may issue the fixed income and convertible components, which may be purchased separately and at different times. The Fund remains subject to the credit risk of the issuing investment bank.

Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer the opportunity for stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Traditional convertible securities are exercisable at the option of the holder. Synthetic convertible instruments may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or additional risk of loss, or any combination of these features. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract.

Other Income Securities.    The Fund may also invest in investment grade debt securities. The Fund’s investments in investment grade debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

High Yield Securities.    A portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities for either current income or capital appreciation or both. These securities are rated below investment grade — i.e., rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), or are unrated securities of comparable quality as determined by Calamos, the Fund’s investment adviser. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities that are in default or the issuers of which are in bankruptcy. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment-grade securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities.

Foreign Securities.    The Fund may invest up to 50% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the U.S. The Fund may invest up to 20% of its managed assets in securities of issuers located in emerging market countries. A foreign issuer is a foreign government or a company organized under the laws of a foreign country. For this purpose, foreign securities include ADRs, and may include foreign securities in the form of European Depositary Receipts, Global Depositary Receipts or other securities representing underlying shares of foreign issuers. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers.

Preferred Stock.    The Fund may invest in preferred stock. The preferred stock in which the Fund typically will invest will be convertible securities. Preferred stocks are equity securities, but they have many characteristics of fixed income debt securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Options Writing.    The Fund may seek to generate income from option premiums by writing (selling) options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, futures contract, index, currency, or other instrument at the option exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying instrument at the option exercise price. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the Standard and Poor’s 500® Index (“S&P 500”) or the MSCI EAFE® Index (“MSCI EAFE”), which is an index of international equity stocks) or certain ETFs that trade like common stocks but seek to replicate such market indexes.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500 or MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indexes.

The Fund, other than the Long/Short Component, will write call options and put options only if they are “covered.” For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Rule 144A Securities.    Subject only to the Fund’s other investment limits, the Fund may invest in Rule 144A Securities, such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under the 1933 Act. Rule 144A Securities may only be sold to qualified institutional buyers, such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted or excepted from such registration requirements. Under the supervision and oversight of the Fund’s Board, Calamos will determine whether Rule 144A Securities are illiquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

REITs.    The Fund may invest in the equity securities of REITs (convertible securities are excluded from this limitation). REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

U.S. Government Securities.    U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Zero Coupon Securities.    The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations or to reduce or eliminate tax at the Fund level, in which case the Fund will forgo the purchase of additional income-producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Other Investment Companies.    The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. In addition, the Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies.

Temporary and Defensive Investments.    Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its managed assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities. During such periods, the Fund may not be able to achieve its investment objective.

Lending of Portfolio Securities.    The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund remains liable for the return of the pledged collateral or cash of an equivalent value. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund’s managed assets. See “Description of Securities” for more information on lending of portfolio securities.

Portfolio Turnover.    Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Fundamental Investment Restrictions.    As more fully described in the Fund’s statement of additional information, under the Fund’s fundamental investment restrictions, the Fund may not: (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder; (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder; (3) invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities; (4) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder; (5) invest in physical commodities or contracts relating to physical commodities; (6) act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio; (7) make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder; (8) concentrate its investments in securities of companies in any particular industry or group of industries as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder. This description of the Fund’s fundamental investment restrictions is a summary only and to the extent it differs from the discussion of fundamental investment restrictions contained in the Fund’s statement of additional information, the description in the statement of additional information controls.

These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. All other investment policies of the Fund are considered non-fundamental and may be changed by the Board without prior approval of the Fund’s outstanding voting shares, although the Fund will give shareholders at least 60 days’ notice of any changes to the Fund’s investment objective. See “Investment Restrictions” on page 25 of the Fund’s statement of additional information.

Investment Policies

Under normal circumstances:

•

The Fund will invest at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities and ETFs, as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format;

•

The Fund may invest up to 20% of its managed assets opportunistically in globally-diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments;

•	The Fund may invest up to 50% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers;

•	The Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the U.S.;

•	The Fund may invest up to 20% of its managed assets in securities of issuers located in emerging market countries;

•	As a non-fundamental policy, the Fund may also invest up to 20% of its managed assets in derivatives for non-hedging purposes;

•

With respect to the Long/Short Component, the Fund, as a non-fundamental policy, may not exceed the following maximum percentages, as applicable, for naked option positions on single issuer securities (excluding ETF and index hedges), judged as notional exposure of naked option positions:

(i)	the notional exposure for the aggregate naked puts on single issuer securities will not exceed 5% of managed assets;

(ii)	the notional exposure for the aggregate naked calls on single issuer securities will not exceed 3% of managed assets;

(iii)	the aggregate exposure for all naked calls on single issuer securities in the portfolio will not exceed 20% of managed assets; and

(iv)	the aggregate exposure for all naked puts on single issuer securities in the portfolio will not exceed 20% of managed assets.

•	The Fund will not invest, either directly or indirectly through derivatives in contingent convertible securities (sometimes referred to as “CoCos”);

Under unusual market or economic conditions or for temporary defensive purposes:

•

The Fund may invest up to 100% of its managed assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a NRSRO or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash.

The foregoing policies apply only at the time of any new investment.

Conflicts of Interest

Conflicts of interest may arise from the fact that Calamos and its affiliates carry on substantial investment activities for other clients, in which the Fund does not have an interest, some of which may have investment strategies similar to those of the Fund. Calamos or its affiliates may have financial incentives to favor certain of these accounts over the Fund. Any of their proprietary accounts or other customer accounts may compete with the Fund for specific trades. Calamos or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Fund, even though their investment objectives may be the same as, or similar to, the Fund’s investment objective. When two or more clients advised by Calamos or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith, equitable basis by Calamos in its discretion and in accordance with the clients’ various investment objectives and Calamos’ procedures. In some cases, this system may adversely affect the price or size of the position the Fund may obtain or sell. In other cases, the Fund’s ability to participate in volume transactions may produce better execution for the Fund.

Calamos will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for a particular entity or account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments available at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Fund and relevant accounts under management in the context of any particular investment opportunity, the Fund’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Fund’s fees and expenses will differ from those of the other managed accounts. Accordingly, investors should be aware that the Fund’s future performance and future performance of other accounts of Calamos may vary.

Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by Calamos and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the 1940 Act.

Calamos and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of Calamos that are the same as, different from, or made at a different time than positions taken for the Fund.

Calamos’ investment management fee is a percentage of the Fund’s managed assets, and Calamos’ investment management fee will be higher if the Fund sells additional common shares or employs leverage. Accordingly, Calamos will benefit from the sale of additional common shares, preferred shares, or debt securities and may have an incentive to be more aggressive with respect to the use of leverage by the Fund.

LEVERAGE

The Fund intends to use leverage to increase its assets available for investment through bank borrowings, as soon as practicable after the closing of this offering, in an amount equal to approximately 15% to 20% of the Fund’s managed assets immediately after issuance of such borrowing. While not currently planning to do so, the Fund reserves the right to issue preferred shares as well. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets, measured immediately after leverage is issued. However, the Board reserves the right to issue preferred shares or debt securities (collectively, “senior securities”) or borrow to the extent permitted by the 1940 Act. The Fund generally will not issue senior securities or borrow unless Calamos expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund will incur as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund’s holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not leverage because Calamos’ fees are calculated based on the Fund’s managed assets, which include the proceeds of the issuance of senior securities or any outstanding borrowings. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. The Fund’s Board monitors any such potential conflicts of interest on an ongoing basis. Investments of short sale proceeds and economic leverage through derivatives are not counted as borrowings.

The Fund’s use of leverage is premised upon the expectation that the Fund’s leverage costs will be lower than the return the Fund achieves on its investments with the leverage proceeds. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund’s return on investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return “pick up” will be reduced or the Fund may incur losses. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s NAV attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;

•	fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remains fixed.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated (or, in the case of distributions, will consist of return of capital).

Calamos may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to the Fund’s common shareholders of maintaining the leveraged position will outweigh the current reduced return.

Capital raised through the issuance of senior securities or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The issuance of preferred shares or debt or borrowing money may involve offering expenses and other costs and may limit the Fund’s freedom to pay dividends on common shares or to engage in other activities. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund will pay (and common shareholders will bear) any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of senior securities (for example, the higher management fee resulting from the use of any such leverage, and interest and/or dividend expense and ongoing maintenance). NAV will be reduced immediately following any additional offering of senior securities by the costs of that offering paid by the Fund.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund’s borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund’s leverage exposure.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund has an asset coverage of at least 200% of the liquidation value of the aggregate amount of outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s managed assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing equity. So long as preferred shares are outstanding, additional senior equity securities must rank on a parity with the preferred shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s managed assets). Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. Additionally, under the 1940 Act, the Fund generally may not declare any cash dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt. The Fund may declare dividends on preferred shares as long as there is asset coverage of 200% after deducting the amount of the dividend.

The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies, which may issue ratings for any debt securities or preferred shares issued by the Fund in the future. These guidelines may impose asset coverage and portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund also may be required to pledge its assets to the lenders in connection with certain types of borrowings. Certain types of borrowing may involve the rehypothecation of the Fund’s securities. Calamos does not anticipate that these covenants or restrictions would adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

The extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Calamos’ ability to predict correctly interest rates and market movements. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the Fund obtains bank borrowings with a repayment obligation equal to approximately 15% of the Fund’s managed assets and an annual interest rate of 2.56% of such repayment obligation or principal balance (which rate is approximately the current rate which Calamos expects the Fund to pay, based on market rates as of August 31, 2019), income generated by the Fund’s portfolio (net of estimated expenses) would need to exceed 0.38% in order to cover such interest payments on the borrowings. Actual interest rates may vary and may be significantly higher or lower than the rate estimated above.

The following table illustrates the hypothetical effect on the return to a holder of the Fund’s common shares of the leverage obtained through bank borrowings equal to approximately 15% of the Fund’s managed assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10% and interest paid on borrowings at an annual rate of 2.56%. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding Common Share Return	(12.22%)	(6.33%)	(0.45%)	5.43%	11.31%

Until the Fund borrows or issues debt securities, or issues preferred stock, the Fund’s common shares will not be leveraged, and the risks and special considerations related to leverage described in this prospectus will not apply. Such leveraging of the common shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer term debt instruments or equity securities in accordance with the Fund’s investment objective and policies.

INTEREST RATE TRANSACTIONS

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if Calamos deems market conditions favorable, may enter into over-the-counter interest rate swap, cap or floor transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage and to hedge portfolio securities from interest rate changes. Fixed-for-floating interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate of any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap.

The Fund may use an interest rate cap, which would require it to pay a premium to the counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the excess amount based on a stated notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage. There can be no assurance that the Fund will use interest rate transactions or that, if used, their use will be beneficial to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund’s fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the NAV of the common shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the NAV of the common shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

In addition, if the short-term interest rates effectively received by the Fund during the term of an interest rate swap are lower than the Fund’s fixed rate of payment on the swap, the swap will increase the Fund’s operating expenses and reduce common share net earnings. For example, if the Fund were to enter into one or more interest rate swaps in a notional amount equal to 75% of its outstanding preferred shares under which the Fund would receive a short-term swap rate of 2.09% and pay a fixed swap rate of 1.78% over the term of the swap, the swap would effectively increase Fund expenses and reduce Fund common share net earnings by approximately 0.04% as a percentage of net assets attributable to common shareholders and approximately 0.03% as a percentage of managed assets. If, on the other hand, the short-term interest rates effectively received by the Fund are higher than the Fund’s fixed rate of payment on the interest rate swap, the swap would enhance common share net earnings. In either case, the swap would have the effect of reducing fluctuations in the Fund’s cost of leverage due to changes in short-term interest rates during the term of the swap. The example above is purely for illustrative purposes and is not predictive of the actual percentage of the Fund’s leverage that will be hedged by a swap, the actual fixed rates that the Fund will pay under the swap (which will depend on market interest rates for the applicable maturities at the time the Fund enters into swaps) or the actual short-term rates that the Fund will receive on any swaps (which fluctuate frequently during the term of the swap, and may change significantly from initial levels), or the actual impact such swaps will have on the Fund’s expenses and common share net earnings.

Buying interest rate caps could enhance the performance of the Fund’s common shares by limiting certain leverage expenses. Buying interest rate caps could also increase the operating expenses of the Fund and decrease the net earnings of the common shares in the event that interest rates decline or stay the same or the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay on its preferred shares due to increases in short-term interest rates during the term of the cap had it not entered into the cap agreement. The Fund will monitor any interest rate swaps or caps with a view to ensuring that it remains in compliance with the federal income tax requirements for qualification as a regulated investment company.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps and caps is limited to the net amount of interest payments that the Fund is contractually obligated to make or, if applicable, any premium paid by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

The Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.

The Fund may choose or be required to redeem some or all preferred shares or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

RISK FACTORS

Investing in any of our securities involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in any of our securities you should consider carefully the following risks.

Fund Risks

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

General.    The Fund is a newly organized, diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund intends to invest in a globally diversified portfolio of both U.S. and non-U.S. equity and debt securities such as common stocks, ETFs, convertible instruments, preferred stocks, investment grade and below investment grade bonds and loans. An investment in the Fund’s common shares may be speculative and it involves a high degree of risk. The Fund is not a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

American Depositary Receipts Risk.    The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

Antitakeover Provisions.    The Fund’s Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.” The holders of Fund debt, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations.

Cash Holdings Risk.    To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

Contingent Liabilities Risk.    Entering into derivative contracts in order to pursue the Fund’s various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund’s balance sheet. The Fund’s ability to fund these contingent liabilities will depend on the liquidity of the Fund’s assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact our financial condition.

Convertible Securities Risk.    The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security’s investment value tends to increase as prevailing interest rate levels decline.

However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders.

Counterparty and Settlement Risk.    Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries thus increasing the risks. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the Fund’s counterparties with respect to its derivative transactions may affect the value of those instruments. By entering into derivatives, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, such bankruptcy or failure to perform is likely to result in a default under such derivative contract, unless such default is cured. Default by a party with whom the Fund enters into a hedging transaction may result in the loss of unrealized profits, leaving the Fund with unsecured exposure and force the Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and the Fund may not be able to enter into an offsetting contract in order to cover its risk. The Fund cannot assure its shareholders that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Furthermore, upon the bankruptcy of a counterparty, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances and the enforceability of agreements for hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements.

Certain interest rate and credit default swaps are subject to mandatory clearing, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each derivative contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty and the futures commission merchant through which the Fund holds its cleared position. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund. Uncleared derivatives have no such protection; each party bears the risk that its direct counterparty will default.

“Covenant-Lite” Loans Risk.    Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

Credit Risk.    An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

Currency Risk.    To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Cybersecurity Risk.    Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyberattacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner

Decline in Net Asset Value Risk.    A material decline in our NAV may impair our ability to maintain required levels of asset coverage for any preferred securities or debt securities we may issue in the future.

Default Risk.    Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. The Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Derivatives Risk.    Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, liquidity risk, interest rate risk, volatility risk, credit risk, management risk and counterparty risk. The use of derivatives may also have the following risks:

Correlation Risk.    Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio.

Duration Mismatch Risk.    The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

Volatility Risk.    Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.

Leverage Risk.    The derivative investments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund’s initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested.

Additionally, as a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its managed assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Regulatory Risk.    The enforceability of agreements underlying hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statues and rules by these governmental regulatory authorities or self-regulatory organizations.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. For instance, the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) could have an adverse effect on the Fund’s ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to our funds), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective and, as a result, the Fund may be unable to execute its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk.

General Derivative Risks.    Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund may make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative investments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund’s transactions in derivative instruments may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative investments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Diminished Voting Power and Excess Cash Risk.    The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease (or may consist of return of capital) and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Emerging Markets Risk.    Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund’s investments and hurt those countries’ economies and securities markets. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement, custody, or other operational risks.

Equity Securities Risk.    Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment-grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•

if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Foreign Securities Risk.    Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

•	less information may be available about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•

many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers reasonable;

•	an adverse effect of currency exchange rate changes or controls on the value of the Fund’s investments;

•	the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

•	economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•	the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

•	restrictions on foreign investments in non-U.S. jurisdictions;

•	difficulties in effecting the repatriation of capital invested in non-U.S. countries; and

•	withholding and other non-U.S. taxes may decrease the Fund’s return; and

•	dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund’s test for determining whether an issuer is a “foreign issuer” as described above, it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the U.S. or have substantial assets in the U.S. In this case, such a “foreign issuer” may be subject to the market conditions in the U.S. to a greater extent than it may be subject to the market conditions in the country of its organization.

There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund’s investments and the availability to the Fund of additional investments in such countries.

Forward Foreign Currency Contract Risk.    Forward foreign currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.

Futures and Forward Contracts Risk.    Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund’s position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Geographic Concentration Risk.    Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

High Yield Securities Risk.    The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Debt securities rated below investment grade are speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of such securities. A rating of “Ba1” from Moody’s means that the issue so rated can have speculative elements and is subject to substantial credit risk. Standard & Poor’s assigns a rating of “BB+” to issues that are less vulnerable to nonpayment than other speculative issues, but nonetheless subject to major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A rating of “C” from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of “C” to issues that are currently highly vulnerable to nonpayment, and the “C” rating may be used to cover a situation in which a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a “C” rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody’s and Standard & Poor’s ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

If the Fund invests in high yield securities that are rated “C” or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

Inflation Risk.    Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Interest Rate Risk.    In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:

•	if interest rates go up, the value of debt securities in the Fund’s portfolio generally will decline;

•

during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•

during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full, and reduce the value of the security. This is known as extension risk;

•	rising interest rates could result in an increase in the cost of the Fund’s leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•

variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares; and

•

the risks associated with rising interest rates may be particularly acute in the current market environment because market interest rates are currently near historically low levels. Thus, the Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that interest rates across the financial system may rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Interest Rate Transactions Risk.    The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund’s use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage.

Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Fund.

Leverage Risk.    The Fund anticipates that it will issue indebtedness and may issue preferred shares or borrow money or issue debt securities as permitted by the 1940 Act. The Fund’s use of leverage creates risk. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s total assets.

However, the Board reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act and the Fund’s policies. Investments of short sale proceeds and economic leverage through derivatives are not counted as borrowings. See “Leverage.”

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of the Fund’s common shares;

•	fluctuations in the interest rates on borrowings and short-term debt;

•	increased operating costs, which are effectively borne by common shareholders, may reduce the Fund’s total return; and

•	the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund’s obligations under such borrowing remain fixed.

The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of senior securities or borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund’s managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund’s return on investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return “pick up” will be reduced or the Fund may incur losses. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund’s portfolio investments or the Fund otherwise incurs losses on its investments, the Fund’s NAV attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage is a speculative technique that could adversely affect the returns to holders of common shares. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of debt. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies which may issue ratings for the short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

If the Fund’s ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining

1940 Act asset coverage requirements or otherwise, or elects to redeem any senior securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos’ investment management fee is a percentage of the Fund’s managed assets, Calamos’ fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund’s assets. Any additional use of leverage by the Fund would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

To the extent which the Fund employs leverage through the issuance of preferred shares, the Fund will also be subject to the following risks:

Early Redemption Risk.    The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares.

Market Discount Risk.    The market price of exchanged-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund’s use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund’s dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Preferred Share Liquidation Preference Risk.    Preferred shares, if issued and outstanding, will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Ratings and Asset Coverage Risk.    To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, we may alter our portfolio or redeem the senior security. We may voluntarily redeem senior securities under certain circumstances.

Secondary Market Risk.    The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. Because the Fund has no prior trading history for preferred shares, it is difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Limited Term Risk.    Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes the Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on the Dissolution Date. The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. During the wind-down period, beginning one year before the Dissolution Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

If the Fund conducts the Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with the Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will generally distribute to Shareholders. In addition, the Fund’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Shares. Such reduction in the Fund’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct the Eligible Tender Offer. If the Fund conducts the Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund’s net assets totaling less than the Dissolution Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of the Eligible Tender Offer in which the number of tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following the Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV. See “Risk Factors — Fund Risks — Market Discount Risk”.

Liquidity Risk.    Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

Management Risk.    Calamos’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Market Discount Risk.    The Fund’s common shares may trade at a premium or at a discount in relation to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the common shares trading at a discount is a risk separate from the risk of a decline in the Fund’s NAV as a result of investment activities. The Fund’s NAV may be reduced immediately following this offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. See “Leverage,” “Risk Factors” and “Description of Securities.” The Fund’s common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase.

Whether shareholders will realize a gain or loss upon the sale of the Fund’s common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s NAV. Because the market value of the Fund’s common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above NAV, or below or above the public offering price for the common shares.

Market Disruption Risk.    Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the U.S. economy or any foreign economy.

Market Impact Risk.    The sale of our common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common shares. An increase in the number of common shares available may put downward pressure on the market price for our common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

No Prior History.    Since the Fund is newly organized, it has no operating history.

Non-Convertible Income Securities Risk.    The Fund will also invest in non-convertible income securities. The Fund’s investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund’s return.

Non-U.S. Government Obligation Risk.    An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

Other Investment Companies (including ETFs) Risk.    Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Portfolio Selection Risk.    The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk.    The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Recent Market Events.    In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars and terror attacks), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasigovernmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”)

(“Brexit”). On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU. On November 25, 2018, European Union leaders approved the terms of the United Kingdom’s withdrawal from the European Union, which the United Kingdom’s Parliament has rejected. While the United Kingdom Parliament has voted to extend withdrawal negotiations beyond March 29, 2019, it remains unclear whether a negotiated withdrawal agreement can be reached. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the United Kingdom and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react, and as this process unfolds, markets may be further disrupted. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other sociopolitical or geographical issues are not known but could profoundly affect global economies and markets.

As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of US and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. See “Risk Factors — Fund Risks — Recent Market Events.”

REIT Risk.    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Risks Associated with Options.    The Fund may use options, including on the Fund’s convertible securities or during the creation of synthetic convertible instruments. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market movements, which cannot be assured.

The Fund intends to seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, (ii) on a portion of the equity securities the Fund has a right to receive upon conversion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate such market indexes. All call options sold by the Fund must be “covered”, other than those sold in the Long/Short Component. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price minus any margin the Fund is required to post.

Rule 144A Securities Risk.    The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board, Calamos will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Sector Risk.    To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Short Selling Risk.    The Fund will engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will underperform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the

Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Synthetic Convertible Instruments Risk.    The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Investing in synthetic convertible instruments also involves the risk that the Fund does not achieve the investment exposure desired by Calamos. The Fund remains subject to the credit risk associated with the counterparty creating the synthetic convertible instrument.

Tax Risk.    The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult for the Fund to comply with the federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments is not clear or if the tax treatment of the income from such investments were successfully challenged by the IRS. See “Certain Federal Income Tax Matters.”

U.S. Government Security Risk.    Some securities issued by U.S. Government agencies or government sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board provides broad supervision over the affairs of the Fund. Following our initial public offering, the officers of the Fund will be responsible for the Fund’s operations. Currently, there are seven Trustees of the Fund, one of whom is an “interested person” of the Fund (as defined in the 1940 Act) and six of whom are not “interested persons.” The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the statement of additional information.

Investment Adviser

The Fund’s investments will be managed by Calamos, 2020 Calamos Court, Naperville, Illinois 60563. On August 31, 2019, Calamos managed approximately $24.6 billion in assets of individuals and institutions. Calamos is a wholly-owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC and a wholly-owned subsidiary of Calamos Partners LLC (“CPL”). As of August 31, 2019, approximately 22% of the outstanding equity interest of CILLC is owned by CAM and the remaining approximately 78% of CILLC is owned by CPL and John P. Calamos, Sr. CPL is owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP is owned by members of the Calamos family, including John P. Calamos, Sr.

Investment Management Agreement

Subject to the overall supervision and review of the Board, Calamos will regularly provide the Fund with investment research, advice and supervision and following our initial public offering will furnish continuously an investment program for the Fund, consistent with the investment objective and policies of the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs, supervises the Fund’s business and affairs and provides or will provide the following other services on behalf of the Fund (not provided by persons not a party to the investment management agreement): (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (c) assisting in the preparation and making of filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, this registration statement on Form N-2 and any amendments hereto, and reports on Form N-CEN and Form N-CSR; (d) overseeing the tabulation of proxies by the Fund’s transfer agent; (e) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund’s federal excise tax returns pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of NAV; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the

Fund’s other agents as necessary in connection therewith; (m) reviewing the Fund’s bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.

Under the investment management agreement, the Fund has agreed to pay to Calamos a fee based on the Fund’s average weekly managed assets that is computed weekly and payable monthly in arrears. The fee to be paid by the Fund is set at the annual rate of 1.35% of the Fund’s average weekly managed assets. Because the fees to be paid to Calamos will be determined on the basis of the Fund’s managed assets, the amount of management fees paid to Calamos when the Fund uses leverage will be higher than if the Fund did not use leverage. Therefore, Calamos has a financial incentive to use leverage, which creates a conflict of interest between Calamos and the Fund’s common shareholders.

Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund will assume and pay all expenses for all other Fund operations and activities and will reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund will include, without limitation: (a) organizational expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, sub-custodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NASDAQ or any other national stock exchange.

The basis for the Board’s initial approval of the Fund’s investment management agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

Portfolio Managers

John P. Calamos, Sr. John P. Calamos, Sr. is President and Trustee of the Fund and for Calamos: Founder, Chairman and Global Chief Investment Officer (“CIO”) since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto.

Michael Grant. Michael Grant joined Calamos in September 2015 and since January 2018 is a Co-CIO, Head of Long/Short and Growth Strategies, as well as a Senior Co-Portfolio Manager. From 2015 to January 2018, he was a Global Economist — Long/Short Strategies. Previously, he was Founder, CIO, and Portfolio Manager at Phineus Partners LP since 2002.

Jon Vacko. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013.

Joe Wysocki. Joe Wysocki joined Calamos in October 2003 and since March 2015 has been a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

R. Matthew Freund. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

Chuck Carmody. Chuck Carmody joined Calamos in 2004 and since February 2016 is a Co-Portfolio Manager, as well as a Senior Fixed Income Trader. From January 2010 to February 2016, he was a Senior Trader.

Calamos employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading, and the Chief of IT and Operations. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman, and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation and has served since the Fund’s inception. Michael Grant is a Co-CIO, Head of Long/Short and Growth Strategies, and Senior Co-Portfolio Manager and is responsible for the Long/Short Component of the Fund’s Equity Sleeve, and has served since the Fund’s inception. Jon Vacko is a Senior Co-Portfolio Manager and Joe Wysocki is a Co-Portfolio Manager, both of whom are responsible for the Equity Component of the Fund’s Equity Sleeve and each has served since the Fund’s inception. R. Matthew Freund is a Co-CIO, Head of Fixed Income Strategies, and Senior Co-Portfolio Manager and Chuck Carmody is a Co-Portfolio Manager and Senior Fixed Income Trader, both of whom are responsible for the Fund’s Fixed Income Sleeve and each has served since the Fund’s inception.

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. Calamos also has more than 20 years of experience investing outside of traditional asset classes and manages $9.4 billion in alternative assets as of August 31, 2019. In 2015, the parent company of Calamos acquired Phineus Partners LP. Over the course of 15 years, Phineus has demonstrated its ability to deliver solid performance through an institutional-strength long/short strategy that combines the best of bottom-up equity investing with macro-analysis. In addition, Calamos has managed closed-end funds since 2002, and as of August 31, 2019, managed six closed-end funds totaling approximately $6.8 billion in assets. The Fund’s statement of additional information provides additional information about the Co-Portfolio Managers, including other accounts they manage, their ownership in the Calamos Family of Funds and their compensation.

Fund Administration and Accounting

Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the “Calamos Funds”) as described more fully in the statement of additional information. For the fund accounting services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds (“Combined Assets”). Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund. State Street receives a fee at the annual rate of 0.005% for the first $20.0 billion of Combined Assets, 0.004% for the next $10.0 billion of Combined Assets and 0.003% for the Combined Assets in excess of $30.0 billion. For the fund administration services, State Street receives a fee at the annual rate of 0.0162% for the first $10.0 billion of Combined Assets, 0.002% for the next $10.0 billion of Combined Assets, and 0.001% for the Combined Assets in excess of $20.0 billion. Because the fees payable to State Street are based on the managed assets of the Calamos Funds, the fees increase as the Calamos Funds increase their leverage.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “NAV.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV. To the extent the Fund’s common shares trade at a discount, the Fund’s Board may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the NAV per share resulting from such purchases against the decrease in the assets of the Fund and potential increase in the expense ratio of expenses to assets of the Fund. The Board believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share.

TERM STRUCTURE

Absent shareholder approval to amend the limited term provision of the Fund’s Declaration of Trust as provided therein and described above, the Declaration of Trust provides that the Fund will dissolve at the close of business on the twelfth anniversary of the effective date of this registration statement, provided, that if the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months , in each case upon the affirmative vote of a majority of the Board and without a Shareholder vote. In addition, the Board may cause the Fund to conduct the Eligible Tender Offer, which is a tender offer by the Fund to all Shareholders to purchase Shares of the Fund at a price equal to the NAV per Share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Dissolution Date. The Fund may conduct an Eligible Tender Offer upon an affirmative vote of a majority of the Trustees or by a signed instrument of a majority of the Trustees without a Shareholder vote. Following the completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date and convert the Fund to a perpetual trust upon the affirmative vote of a majority of the Board and without a Shareholder vote.

The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Upon its dissolution, it is expected that the Fund will distribute substantially all of its net assets to Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Fund, as may be determined by the Board. During the wind-down period, beginning one year before the Dissolution Date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Fund’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s Dividend Reinvestment Plan (the “Plan”). However, if on the Dissolution Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Shareholders generally will realize capital gain or loss upon the dissolution of the Fund in an amount equal to the difference between the amount of cash or other property received by the Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Shareholder’s adjusted tax basis in Shares of the Fund for U.S. federal income tax purposes.

If the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board and without a Shareholder vote. In determining whether to extend the Dissolution Date, the Board may consider the inability to sell the Fund’s assets in a time frame consistent with dissolution due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Board may cause the Fund to conduct the Eligible Tender Offer. The Eligible Tender Offer would consist of a tender offer to all Shareholders to purchase Shares of the Fund at a price equal to the NAV per Share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Dissolution Date. The Board has established that, following the Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the “Dissolution Threshold”). In the Eligible Tender Offer, the Fund will offer to purchase all Shares tendered by each Shareholder; provided, that if the number of properly tendered Shares exceeds the Dissolution Threshold, the Eligible Tender Offer will be terminated and no Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating its portfolio and proceed to dissolve on the Dissolution Date.

If the number of properly tendered Shares would result in the Fund’s net assets totaling greater than the Dissolution Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. See “Risks — Limited Term Risk.” Following such completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date and convert the Fund to a perpetual trust upon the affirmative vote of a majority of the Board and without a Shareholder vote. In making a decision to eliminate the Dissolution Date to provide for the Fund’s perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence.

The Eligible Tender Offer, if pursued, will be made, and Shareholders will be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). The repurchase of tendered Shares by the Fund in a tender offer would be a taxable event to Shareholders. The Adviser will pay all costs and expenses associated with the making of the Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders.

The Eligible Tender Offer may be commenced upon approval of a majority of the Trustees, without a Shareholder vote. The Fund is not required to conduct the Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Fund will dissolve on the Dissolution Date (subject to extension as described above), unless the limited term provisions of the Declaration of Trust are amended with the vote of Shareholders, as described below.

Notwithstanding any other provision in the Declaration of Trust or the By-Laws, if the Fund completes an Eligible Tender Offer pursuant to the terms set forth in the Fund’s then-current Registration Statement, the relevant sections of the Declaration of Trust may be amended by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees, without a Shareholder vote, unless such approval is required by the 1940 Act, to eliminate the Dissolution Date or revoke dissolution of the Fund and cause the Fund to have a perpetual existence.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences affecting the Fund and its shareholders and noteholders (as the case may be). The discussion reflects applicable tax laws of the

United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. The specific terms of preferred shares and debt securities may result in different tax consequences to holders than those described herein. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders and noteholders (including shareholders and noteholders subject to special tax rules and shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the U.S. federal income tax consequences of investing in our securities is in the statement of additional information.

Federal Income Taxation of the Fund

The Fund intends to elect and to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains timely distributed to shareholders. In to order qualify and be eligible for treatment as a regulated investment company, the Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. The Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards, and certain net foreign currency exchange gains, less certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, taking into account any capital loss carryforwards,), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner in amounts necessary to avoid the excise tax and accordingly does not expect to be subject to this tax.

If, for any taxable year, the Fund were not to qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax, and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation. The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

From time to time, a substantial portion of the Fund’s investments in loans and other debt obligations could be treated as having market discount and/or “original issue discount” (“OID”) for U.S. federal income tax purposes, which, in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements or to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and avoid becoming subject to U.S. federal income or excise tax.

The Fund is permitted to carry forward net capital losses to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Certain of the Fund’s investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) increase ordinary income distributions, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. It is likely that the Fund’s use of derivatives and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, will produce a difference between its book income and the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a regulated investment company and to eliminate Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income), if any, (ii) thereafter, as a return of capital to the extent of the recipient’s adjusted tax basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Dividends, interest, proceeds and gains received by the Fund on foreign securities may be subject to foreign withholding or other taxes, which would reduce the yield on or return from those investments. If more than 50% of the value of the Fund’s assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If the Fund is eligible to and makes such an election, shareholders will generally be able (subject to applicable limitations under the Code) to claim a credit or deduction (but not both) on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries. If the Fund makes such an election, it will provide relevant information to its shareholders. If such an election is not made, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns. Each prospective investor is urged to consult its tax adviser regarding taxation of foreign securities in the Fund’s portfolio and any available foreign tax credits with respect to the prospective investor’s own situation.

Federal Income Taxation of Common and Preferred Shareholders

Federal Income Tax Treatment of Common Share Distributions.    Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of common stock of the Fund pursuant to the Fund’s Plan. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable at ordinary federal income tax rates to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” currently available to noncorporate shareholders under Section 1(h)(11) of the Code, provided certain holding period and other requirements are met at both the Fund and shareholder levels. Distributions of net capital gains (as defined above), if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. Such distributions represent a return of the investor’s capital to the extent of his or her basis in the shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all dividends and distributions will be reported by the Fund to the shareholders annually.

If the Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If the Fund makes this designation, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Dividends declared by the Fund in October, November or December with a record date in such a month that are paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.

Federal Income Tax Treatment of Preferred Share Distributions.    Under present law, the Fund intends to treat any preferred shares that it issues as equity, and, in such case, distributions with respect to preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current and accumulated earnings and profits, as calculated for federal income tax purposes. Except in the case of distributions of net capital gain, such dividends generally will be taxable to holders at ordinary federal income tax rates but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation under Section 1(h)(11) of the Code that apply to qualified dividend income received by noncorporate shareholders. Distributions reported by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to report distributions made with respect to any preferred shares that it issues as ordinary income, capital gain distributions, dividends qualifying for the dividends received deduction, if any, and qualified dividend income, if any, in proportion to the preferred shares’ share of total dividends paid during the year. See “Certain Federal Income Tax Matters” in the statement of additional information.

Earnings and profits are generally treated, for U.S. federal income tax purposes, as first being used to pay distributions on any preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of the Fund’s earnings and profits, if any, will first reduce a shareholder’s adjusted tax basis in his or her preferred shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a shareholder who holds such shares as a capital asset.

Dividends declared by the Fund in October, November or December with a record date in such a month that are paid during the following January will be treated for federal income tax purposes as paid by the Fund and received by the shareholders on December 31 of the calendar year in which they were declared.

Shares Purchased Through Tax-Qualified Plans.    Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Sale of Shares.    Sales and other dispositions of the Fund’s shares, including a repurchase by the Fund of its shares, generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In particular, a repurchase by the Fund of its shares may be subject to different rules, as discussed in more detail in the statement of additional information. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term or short-term depending on the shareholder’s holding period in the shares disposed. However, any loss realized by a shareholder upon the sale or other disposition of shares with a federal income tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. The ability to deduct capital losses may be limited.

Gain or loss will generally be long-term capital gain or loss if the shares disposed of were held for more than one year and will be short-term capital gain or loss if the shares disposed of were held for one year or less. Net long-term capital gain recognized by a non-corporate U.S. shareholder generally will be subject to federal income tax at a lower rate than net short-term capital gain or ordinary income. For corporate shareholders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are treated as acquired by a shareholder (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares by such shareholder. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.

Backup Withholding.    The Fund is required in certain circumstances to withhold federal income tax (“backup withholding”) from reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Non-U.S. Shareholders.    The description of certain federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or resident aliens or U.S. corporations, partnerships, trusts or estates who are subject to U.S. federal income tax on a net income basis). Investors other than U.S. persons, including non-resident alien individuals, may be subject to different U.S. federal income tax treatment. With respect to such persons, the Fund must generally withhold U.S. federal withholding tax at the rate of 30% (or, if the Fund receives certain certifications from such non-U.S. shareholder, such lower rate as prescribed by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. However, the Fund is not required to withhold tax on any amounts paid to a non-U.S. person with respect to capital gain distributions (i.e., distributions of net capital gain that are properly reported by the Fund as capital gain dividends), dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income of types similar to those not subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Fund. Shareholders should consult their own tax advisers on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

Federal Income Taxation of Holders of Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities.    Under present law, the Fund intends to treat the debt securities as indebtedness of the Fund for federal income tax purposes, which treatment the discussion below assumes. The Fund intends to treat all payments made with respect to the debt securities consistent with this characterization. The following discussion assumes that all interest on the debt securities will be qualified stated interest (which is generally interest that is unconditionally payable at least annually at a fixed or qualified floating rate), and that the debt securities will have a fixed maturity date of more than one year from the date of issuance.

Taxation of Interest.    Payments or accruals of interest on debt securities generally will be taxable to holders as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with their regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.    Initially, the tax basis in debt securities acquired generally will be equal to the cost to acquire such debt securities. This basis will be increased by the amounts, if any, that a holder includes in income under the rules governing OID (taking into account any acquisition premium that offsets such OID) and market discount, and will be decreased by the amount of any amortized premium on such debt securities, as discussed below, and any payments on such debt securities other than stated

interest. When a holder sells, exchanges or redeems any of their debt securities, or otherwise disposes of their debt securities in a taxable transaction, the holder of the debt securities generally will recognize gain or loss equal to the difference between the amount realized on the transaction (less any accrued and unpaid interest (including OID), which will be subject to federal income tax as interest in the manner described above) and the tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss recognized on the sale, exchange, redemption or other taxable disposition of any debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium.    If a holder purchases debt securities at a cost greater than their stated redemption price at maturity, plus accrued interest, the holder will be considered to have purchased the debt securities at a premium, and generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If the holder makes the election to amortize the premium, it generally will apply to all debt instruments held at the beginning of the first taxable year to which the election applies, as well as any debt instruments subsequently acquired. In addition, the holder may not revoke the election without the consent of the IRS. If the holder elects to amortize the premium, the holder will be required to reduce its tax basis in the debt securities by the amount of the premium amortized during its holding period. If the holder does not elect to amortize premium, the amount of premium will be included in its tax basis in the debt securities. Therefore, if the holder does not elect to amortize the premium and holds the debt securities to maturity, the holder generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Original Issue Discount.    If the stated redemption price at maturity of the debt securities exceeds their issue price by at least the statutory de minimis amount, the debt securities will be treated as being issued with OID for U.S. federal income tax purposes. In that case, you will be required to include such OID in gross income (as ordinary income) as it accrues over the term of the debt securities on a constant-yield basis, in advance of the receipt of cash attributable to that income and regardless of your regular method of accounting for U.S. federal income tax purposes.

Acquisition Premium.    If a holder purchases debt securities that were issued with OID at a cost greater than their issue price and less than or equal to their stated redemption price at maturity, the holder will be considered to have purchased the debt securities with acquisition premium. Such holder will generally be permitted to reduce the daily portions of OID required to be included in income by a fraction, the numerator of which is the excess of the holder’s initial basis in the debt securities over the debt securities’ issue price, and the denominator of which is the excess of the redemption price at maturity of the debt securities over their issue price.

Market Discount.    If the holder purchases debt securities in the secondary market at a price that reflects a “market discount,” any principal payments on, or any gain realized on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time the holder held such debt securities. “Market discount” is defined under the Code as, in general, the excess (subject to a statutory de minimis amount) of the stated redemption price at maturity (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of the debt security. In addition, the holder may be required to defer the deduction of all or a portion of any interest paid on any indebtedness incurred or continued to purchase or carry the debt securities that were acquired at a market discount.

The holder may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If the holder elects to include market discount on a current basis, the interest deduction deferral rule described above will not apply and the holder will increase its basis in the debt security by the amount of market discount it includes in gross income. If the holder does make such an election, it will apply to all market discount debt instruments that the holder acquires on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.    In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations) provided they establish such exemption. Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. A holder who is a non-U.S. Holder may have to comply with certification procedures to establish its non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below with respect to non-U.S. Holders will satisfy these requirements.

Taxation of Non-U.S. Holders.    If a holder is a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply provided that (1) interest paid on the debt securities is not effectively connected with the holder’s conduct of a trade or business in the United States, (2) the holder is not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) the holder does not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund’s stock entitled to vote, (4) the holder is not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) the holder satisfies the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN or W-8BEN-E, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN or W-8BEN-E from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally (and, in the case of corporate non-U.S. Holders, may be subject to an additional 30% branch profits tax) or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a

non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from United States federal income tax, including withholding tax. This exemption will not apply to a holder whose gain is effectively connected with their conduct of a trade or business in the U.S. or who is an individual holder and is present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and, in each case, certain other conditions are met. See “Information Reporting and Backup Withholding” above for a general discussion of information reporting and backup withholding requirements applicable to non-U.S. Holders.

Other Tax Matters

Other Reporting and Withholding Requirements.    Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders and holders of its debt securities under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder or holder of debt securities fails to provide the required information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that holder on ordinary dividends and interest payments. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. persons. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Medicare Tax on Certain Investment Income.    Certain noncorporate taxpayers are subject to an additional tax of 3.8% with respect to the lesser of (1) their “net investment income” (or undistributed “net investment income” in the case of an estate or trust) or (2) the excess of their “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Alternative Minimum Tax

Investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

NET ASSET VALUE

NAV per share will be determined no less frequently than the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time), on the last business day in each week, or such other time as the Fund may determine. NAV will be calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the NAVs of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s and in the Monday edition of The Wall Street Journal.

Prior to commencement of operations, the Board will adopt valuation policies and procedures, and valuation of the Fund’s portfolio securities will be conducted in accordance with these policies and procedures under the ultimate supervision of the Board. The Fund’s valuation policies and procedures provide for valuation as described below:

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are to be valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are to be valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are to be valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is to be valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board. Each over-the-counter option that is not traded through the Options Clearing Corporation is to be valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Fixed income securities are generally traded in the over-the-counter market and are to be valued by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board. The valuation of each security that meets certain criteria in relation to the valuation model is to be systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are to be valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee, whose members are appointed by the Board and which is comprised of officers of the Fund and employees of Calamos, determines that the valuation of a security, in accordance with the methods described above, is not reflective of a fair value for such security, the security is to be valued at a fair value by the pricing committee, under the ultimate supervision of the Board, following the guidelines and procedures adopted by the Board.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board and under the ultimate supervision of the Board, if trading in a security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Board, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is to be employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

DIVIDENDS AND DISTRIBUTIONS

Dividends and Distributions on Common Shares

The Fund intends to distribute to common shareholders all or a portion of its net investment income monthly and net realized capital gains, if any, at least annually.

The Fund’s distributions will be stated in terms of a fixed cent per common share distribution rate that would be composed of, in addition to net investment income, supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing either unrealized capital gains or a return of original investment. Monthly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund expects to declare its initial common share distribution in approximately 30 to 45 days, and to pay that distribution in approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

The Fund will seek to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. Calamos, in making such projections, may consider long-term historical returns and a variety of other factors. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year will include any remaining net investment income undistributed during the year and may include any remaining net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from quarter-to-quarter and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the common shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net assets to meet payments prescribed by its distribution policy. The rate may be modified by the Fund’s Board from time to time.

To the extent the Fund distributes an amount in excess of the Fund’s current and accumulated earnings and profits, such excess, if any (the “Excess”), will be treated by a shareholder for federal income tax purposes as a tax-free return of capital to the extent of the shareholder’s adjusted tax basis in his, her or its shares and thereafter as a gain from the sale or exchange of such shares. See “Certain Federal Income Tax Matters.” Any such distributions made by the Fund will reduce the shareholder’s adjusted tax basis in his, her or its shares to the extent that the distribution constitutes a return of capital during any calendar year, and thus could potentially subject the shareholder to capital gains taxation in connection with the sale of Fund shares, even if those shares are sold at a price that is lower than the shareholder’s original investment price. To the extent that the Fund’s distributions exceed the Fund’s current and accumulated earnings and profits, the distribution payout rate will exceed the yield generated from the Fund’s investments. There is no guarantee that the Fund will realize capital gain in any given year, nor that the Fund’s distribution rates will equal in any period the Fund’s net investment income. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Distributions are subject to recharacterization for federal income tax purposes after the end of the fiscal year.

For U.S. federal income tax purposes, the Fund is required to distribute substantially all of its net investment income and net realized capital gains each year to both reduce its federal income tax liability and to avoid a potential excise tax. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and all net realized capital gains, if any. Therefore, the Fund’s final distribution with respect to each calendar year would include any remaining net investment income and net realized capital gains, if any, undistributed during the year.

In the event the Fund distributed an Excess, such distribution would decrease the Fund’s managed assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.

On November 4, 2008, the SEC granted Calamos, on behalf of itself and certain registered closed-end funds that it manages, or may manage in the future, an order granting an exemption from Section 19(b) of, and Rule 19b-1 under, the 1940 Act to conditionally permit the Fund to make periodic distributions of long-term capital gains with respect to the Fund’s outstanding common shares as frequently as twelve times each year, so long as it complies with the conditions of the order and maintains in effect a distribution policy with respect to its common shares calling for periodic distributions of an amount equal to a fixed amount per share, a fixed percentage of market price per share or a fixed percentage of the Fund’s NAV per share (the “Managed Distribution Policy”). Pursuant to and in reliance on the order, under the Managed Distribution Policy, the Fund is required to:

•	implement certain compliance review and reporting procedures with respect to the Managed Distribution Policy;

•	include in each notice to shareholders that accompanies distributions certain information in addition to the information currently required by Section 19(a) of and Rule 19a-1 under the 1940 Act;

•	include disclosure regarding the Managed Distribution Policy on the inside front cover of each annual and semi-annual report to shareholders;

•

provide the Fund’s total return in relation to changes in NAV in the financial highlights table and in any discussion about the Fund’s total return in each prospectus and annual and semi-annual report to shareholders;

•

include the information contained in each notice to shareholders that accompanies distributions in: (a) communications regarding the Managed Distribution Policy to shareholders, prospective shareholders and third-party information providers; (b) a press release issued contemporaneously with the issuance of the notice; (c) an exhibit to the Fund’s next report filed with the SEC on Form N-CSR; and (d) a statement posted prominently on its website; and

•	take certain steps to ensure the delivery of the notices accompanying distributions to beneficial owners whose Fund shares are held through a financial intermediary.

In addition, if the Fund’s common shares were to trade at a significant premium to NAV following the completion of this offering, and certain other circumstances were present, the Fund’s Board would be required to determine whether to approve or disapprove the continuation, or continuation after amendment, of the Managed Distribution Policy. Finally, pursuant to the order, the Fund would not be permitted to make a public offering of common shares other than:

•	a rights offering below NAV to holders of the Fund’s common shares;

•	an offering in connection with a dividend reinvestment plan, merger, consolidation, acquisition, spin-off or reorganization of the Fund; or

•	an offering other than those described above, unless, with respect to such other offering:

•

the Fund’s average annual distribution rate for the six months ending on the last day of the month ended immediately prior to the most recent distribution record date, expressed as a percentage of NAV per share as of such date, is no more than one percentage point greater than the Fund’s average annual total return for the five-year period (or the period since the Fund’s first public offering, if less than five years) ending on such date; and

•

the transmittal letter accompanying any registration statement filed with the SEC in connection with such offering discloses that the Fund has received an order under Section 19(b) of the 1940 Act to permit it to make periodic distributions of long-term capital gains with respect to its common stock as frequently as twelve times each year, and as frequently as distributions are specified in accordance with the terms of any outstanding preferred stock that such fund may issue.

The relief described above will expire on the effective date of any amendment to Rule 19b-1 under the 1940 Act that provides relief permitting certain closed-end investment companies to make periodic distributions of long-term capital gains with respect to their outstanding common stock as frequently as twelve times each year. Under the Managed Distribution Policy, if, for any distribution, undistributed net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s other assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. This limitation does not apply to certain privately placed debt.

If any preferred shares are outstanding, the Fund may not declare any dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accumulated preferred dividends have been paid and (2) the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income taxation as a regulated investment company and to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for shareholders. See “Leverage” and “Certain Federal Income Tax Matters.”

See “Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to common shareholders may be automatically reinvested in common shares. Dividends and distributions are taxable to shareholders for federal income tax purposes whether they are reinvested in shares of the Fund or received in cash.

The yield on the Fund’s common shares may vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in interest rates including changes in the relationship between short-term rates and long-term rates, the amount and timing of the use of borrowings and other leverage by the Fund, the effects of leverage on the common shares discussed above under “Leverage,” the timing of the investment of leverage proceeds in portfolio securities, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its common shares and the yield for any given period is not an indication or representation of future yields on the Fund’s common shares.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s Plan, unless a common shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions will be automatically reinvested by Computershare Shareowner Services LLC, a subsidiary of Computershare Limited, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution. The Fund reserves the right to suspend or terminate the Plan during its wind-down period.

Whenever the Fund declares a dividend or distribution payable either in common shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The common shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ Global Select Market or elsewhere. If, on the payment date, the NAV per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive newly issued common shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the NAV per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the NAV per common share exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the payment date (“last purchase date”) to invest the dividend or distribution amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next ex-dividend date, which typically will be approximately ten days. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Certain Federal Income Tax Matters.”

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of federal income tax consequences of the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan if in the judgment of the Board such a change is warranted. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

For more information, please direct all correspondence concerning the Plan to the Plan Agent at P.O. Box 30170, College Station, TX 77842-3170.

DESCRIPTION OF SECURITIES

The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue debt securities, as well as preferred securities, though there is currently no intent to issue preferred securities. The Board is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board may establish such series or class from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series but the Board may not change any outstanding shares in a manner materially adverse to such shareholders. The Board, without shareholder approval, is authorized to amend the Fund’s Declaration of Trust and By-Laws to reflect the terms of any such class or series.

Calamos provided the initial capital for the Fund by purchasing 7,194.24 common shares of the Fund for $140,000. As of the date of this prospectus, Calamos owned 100% of the outstanding common shares of the Fund. Calamos may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

A declaration of a dividend or other distribution on or purchase or redemption of any common or preferred shares of the Fund may be prohibited (i) at any time that an event of default under any borrowings has occurred and is continuing, or (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not meet the 1940 Act asset coverage requirements or any temporary requirements imposed under an order issued by the SEC.

Common Shares

The common shares being offered will, when issued, be legally issued, fully paid and nonassessable, and will have no preemptive or conversion rights or rights to cumulative voting. The Board has not granted such common shares conversion rights. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

The Fund will send unaudited semiannual financial statements and audited annual financial statements to all of its shareholders.

Other offerings of common shares, if made, will require approval of the Board and will be subject to the requirement of the 1940 Act that common shares may not be sold at a price below the then-current NAV, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing shareholders. Common shares may be sold in the future in one or more at-the-market offerings through sales on the NASDAQ Global Select Market at a price equal to or above the Fund’s per share NAV plus any sales commission paid by the Fund to execute such sales.

Debt Securities

General.    Under the Delaware Statutory Trust Act and our Declaration of Trust, we may borrow money, without prior approval of shareholders. We may issue debt securities, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings will rank senior to common shares (and preferred shares, if any). The Fund anticipates that it will engage in bank borrowings immediately after the closing of this offering.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33 1/3% of our managed assets. A prospectus supplement and indenture relating to any debt securities will include specific terms relating to the offering. These terms are expected to include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	the maturity dates on which the principal of the securities will be payable;

•	any changes to or additional events of default or covenants;

•	any optional or mandatory redemption provisions;

•	identities of, and any changes in trustees, paying agents or security registrar; and

•	any other terms of the securities.

Interest.    In general, we anticipate that debt securities will bear interest as generally determined by the Board. Interest on debt securities will be payable when due as described in the related offering documents. If we do not pay interest when due, it may trigger an event of default and we may be restricted from declaring dividends and making other distributions with respect to our common shares (and preferred shares, if any).

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.    In general, any one of the following events are expected to constitute an “event of default” for that series under any such indenture:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;

•

default in the performance, or breach, of any covenant or warranty of ours in the indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

We anticipate that upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee under the applicable indenture may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities will likely not affect any other series and the holders of such other series of debt securities will likely not be entitled to receive notice of such a default under the indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities will likely be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision will likely be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any common (or preferred stock, if any) of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities will likely be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including Calamos, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

We anticipate that under the applicable indenture, a consolidation, reorganization or merger of the Fund with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Preferred Shares

As noted above, the Fund does not currently intend to issue preferred shares. However, the Board reserves the right to do so, up to the extent permitted by the 1940 Act. The following is a description of certain limitations and rights of preferred shareholders that we would anticipate to be granted to preferred shareholders (however we may grant additional or different rights), should the Fund issue preferred shares.

Preferred shares, if issued and outstanding, will be legally issued, fully paid and nonassessable. Preferred shareholders will be entitled to the rights and preferences set out in the documents creating the preferred shares. The 1940 Act currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund’s total assets less the Fund’s liabilities and indebtedness not represented by senior securities. Under the 1940 Act, the Fund may only issue one class of preferred shares. It is anticipated that if any preferred shares are outstanding, additional issuances of preferred shares may not have preference or priority over such outstanding preferred shares.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, it is expected that the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, it is expected that the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. It is expected that, upon the issuance of any preferred shares, the remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ accumulated dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions of the Agreement and Declaration of Trust and By-Laws, Including Antitakeover Provisions.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. Except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

Any redemption or purchase of any preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

Preferred shares that may be issued by the Fund may or may not be listed on an exchange or automated quotation system. The details on how to buy and sell such securities, along with the other terms of the securities, will be described in a prospectus supplement. We cannot assure you that any market will exist for our preferred securities or if a market does exist, whether it will provide holders with liquidity.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION

OF TRUST AND BY-LAWS, INCLUDING ANTITAKEOVER PROVISIONS

The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with our management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Board of the Fund has considered these provisions and concluded that they are in the best interests of the Fund.

The Board is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause (1) at any time by a written instrument signed by at least two-thirds of the then Trustees, specifying the effective date of removal, or (2) by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least two-thirds of the outstanding shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.

In addition, subject to certain exceptions in the Declaration of Trust, the Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Fund to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund’s Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares of each affected class or series outstanding, voting as separate classes or series (or a majority of the shares outstanding and entitled to vote if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.

Under the 1940 Act, shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the NASDAQ. Conversion to an open-end investment company would also require changes in certain of the Fund’s investment policies and restrictions. In addition, if then existing, the Fund would be required to redeem all of its outstanding preferred shares prior to conversion to an open-end investment company.

In addition, the Declaration of Trust requires the affirmative vote or consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund outstanding, voting separately as a class or series, to approve certain transactions with a Principal Shareholder, unless the transaction has been approved by at least 75% of the Trustees, in which case a majority of the outstanding shares entitled to vote shall be required. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•

the issuance or transfer by the Fund or any series or class of shares (in one or more series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any Principal Shareholder for cash, securities or other property (or combination thereof) having an aggregate fair market value of $5,000,000 or more, excluding (x) sales of any securities of the Fund or a series or class in connection with a public offering described in the fourth bullet below, (y) issuance of securities of the Fund or a series or class pursuant to a dividend reinvestment plan adopted by the Trustees and (z) issuances of securities of the Fund or a series or class upon the exercise of any stock subscription rights distributed by the Fund or a series or class;

•

the sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any twelve-month period) to or with any Principal Shareholder of any assets of the Fund or such series or class having an aggregate fair market value of $5,000,000 or more, except for transactions in securities or other investments effected by the Fund or a series or class in the ordinary course of business or in connection with a credit facility; or

•

the issuance of any securities of the Fund to any Principal Shareholder for cash, except as part of an offering in which the Principal Shareholder has no special right to participate as compared to other holders of the same class of shares, or investors at large.

Separate from the limited term provision, the Declaration of Trust also provides that the Fund may be dissolved and terminated upon the approval of 75% of the Trustees by written notice to the shareholders.

The Declaration of Trust and By-Laws provide that the Board has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws, except for any By-Law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Declaration of Trust, By-Laws or applicable law. Neither this provision of the Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

With respect to proposals by shareholders submitted outside the process of Rule 14a-8 under the Exchange Act, the Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws, including information regarding the shares held by the shareholder and information regarding the candidate’s background and qualifications to serve as trustee.

The Declaration of Trust provides that, unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Fund, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or other agent of the Fund to the Fund or the Fund’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Statutory Trust Act or the Declaration of Trust or the By-Laws or (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws shall be the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, any other court in the State of Delaware with subject matter jurisdiction. In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of the Fund may bring a derivative action on behalf of the Fund only if the following conditions, among others, are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund shall join in the request for the Trustees to commence such action; and (b) prior to the commencement of such derivative action, the complaining shareholders must have made a written demand that the Trustees cause the Fund to file the action on behalf of the Fund. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

UNDERWRITING

The underwriters named below (the “Underwriters”), acting through UBS Securities LLC, 1285 Avenue of the Americas, New York, New York 10014; Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036; Wells Fargo Securities, LLC, 550 South Tyron Street, Charlotte, North Carolina 28202; and RBC Capital Markets, LLC, 200 Vesey Street, New York, New York 10281, as their representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and Calamos (the “Underwriting Agreement”), to purchase from the Fund the number of common shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such common shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
UBS Securities LLC
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC
RBC Capital Markets, LLC
Oppenheimer & Co. Inc.
Stifel, Nicolaus & Company, Incorporated
Arcadia Securities, LLC
B. Riley FBR, Inc.
Bancroft Capital, LLC
BB&T Capital Markets, a division of BB&T Securities, LLC
D.A. Davidson & Co.
Incapital LLC
Janney Montgomery Scott LLC
JonesTrading Institutional Services LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
National Securities Corporation
Newbridge Securities Corporation
Pershing LLC
Wedbush Securities Inc.

If an Underwriter fails to purchase the common shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus. Investors purchasing common shares in this offering will not be charged a sales load. Calamos (and not the Fund) has agreed to pay, from its own assets, compensation of up to $0.60 per common share plus $    to the Underwriters in connection with the offering, which aggregate amount will not exceed    % of the total public offering price of the shares sold in this offering. See “Additional Compensation to be Paid by Calamos,” below. The Representatives have advised the Fund that the Underwriters may pay up to $    per common share from such compensation to selected dealers who sell the common shares and that such dealers may re-allow a concession of up to $    per common share to certain other dealers who sell common shares. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms.

Investors must pay for any common shares purchased on or before     , 2019 . The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Calamos (and not the Fund) will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by Calamos.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of common shares hereby, (2) of preferred shares or (3) pursuant to the Fund’s Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional      common shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the common shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of common shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions.

Certain officers and employees of Calamos and its affiliates who have indicated an interest in purchasing common shares in this offering have agreed that for a period of 180 days from the date of this prospectus, such party will not, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any common shares or any securities convertible into or exchangeable for common shares, provided, however, that in such party may sell or otherwise dispose of common shares pursuant to certain limited exceptions. The Representatives in their sole discretion may release any of the securities subject to these lock-up agreements at any time.

The Fund and Calamos have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the common shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering.

Certain Underwriters may make a market in common shares after trading in common shares has commenced on the NASDAQ Global Select Market. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with this offering, the Underwriters may purchase and sell the common shares in the open market. These transactions may include over-allotment and stabilizing transactions, short sales and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases of common shares in the open market while the offering is in progress for the purpose of preventing or retarding a decline in the market price of the common shares and syndicate short positions involve the sale by the Underwriters of a greater number of common shares than they are required to purchase from the

Fund in this offering. “Covered” short sales are sales of common shares made in an amount up to the number of common shares represented by the Underwriters’ over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of common shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering.

The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or other broker-dealers for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

Any of these activities may stabilize, maintain or otherwise affect the market price of the common shares and may cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NASDAQ Global Select Market or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this prospectus in electronic format, the information on any such Underwriter’s website is not part of this prospectus. The Representatives may agree to allocate a number of common shares to Underwriters for sale to their online brokerage account holders. The Representatives will allocate common shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, common shares may be sold by the Underwriters to securities dealers who resell common shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, brokerage, commercial lending and financial advisory services for Calamos and its affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of common shares Calamos purchased common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Additional Compensation to be Paid by Calamos

Calamos (and not the Fund) has agreed to pay the Underwriters, from its own assets, underwriting compensation of $0.60 per share sold in this offering, plus $    to the Underwriters in connection with the offering, which aggregate amount will not exceed    % of the total public offering price of the shares sold in this offering.

Calamos (and not the Fund) may pay certain qualifying Underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. Calamos (and not the Fund) has agreed to pay, from its own assets, to each of UBS Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated and D.A. Davidson & Co., a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s common shares in the amount of $    , $    , $    , $    , $    , $     and $    , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of UBS Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC,

Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated and D.A. Davidson & Co. will not exceed     %,     %,     %,     %,     %,     % and     %, respectively, of the total public offering price of the common shares sold in this offering. In addition, the Adviser has agreed to reimburse the underwriters for certain expenses in connection with this offering in the amount not to exceed $25,000.

These services provided by UBS Securities LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated and D.A. Davidson & Co. are unrelated to Calamos’ function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

The sum total of all compensation to the Underwriters in connection with this public offering of common shares, including the underwriting compensation payable by Calamos, the structuring fees and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the Underwriters and other expenses (including reimbursed expenses), will not exceed     % of the total public offering price of the common shares sold in this offering.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130. The transfer agent, dividend disbursing agent and registrar for the Fund’s common shares is Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170.

LEGAL MATTERS

Ropes & Gray LLP (“R&G”), Chicago, Illinois, is counsel to the Fund. Richards, Layton & Finger, P.A., Wilmington, Delaware (“RLF”) has opined on certain matters of Delaware law relating to the offering of the securities and the legality of the securities to be offered hereby. Simpson Thacher and Bartlett LLP (“STB”) serves as counsel to the underwriters in connection with the offering. R&G and STB may rely on the opinion of RLF for certain matters of Delaware law.

EXPERTS

The financial statements, including the notes thereto, appearing in the statement of additional information, which is incorporated by reference in its entirety into this prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is also included in the statement of additional information and incorporated by reference herein. Such financial statements are included and incorporated in reliance upon the report and consent of such firm given upon the firm’s authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Following our initial public offering, we will be subject to the informational requirements of the Exchange Act and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. These documents are available on the SEC’s EDGAR system on the SEC’s internet website at www.sec.gov.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

Shares

Calamos Long/Short Equity and Dynamic Income Trust

Common Shares

$20.00 per Share

PROSPECTUS

                , 2019

UBS Investment Bank

Morgan Stanley

Wells Fargo Securities

RBC Capital Markets

Oppenheimer & Co.

Stifel

Arcadia Securities

B. Riley FBR

Bancroft Capital

BB&T Capital Markets

D.A. Davidson & Co.

Incapital

Janney Montgomery Scott

JonesTrading

Ladenburg Thalmann

Maxim Group LLC

National Securities Corporation

Newbridge Securities Corporation

Pershing LLC

Wedbush Securities

Until                , 2019 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

CPZPRO 11/19

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2019

CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION

Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) is a newly-organized, diversified, closed-end management investment company. This Statement of Additional Information relates to the Fund’s initial public offering of      common shares at $20.00 per share. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated the date hereof. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing any of the Fund’s securities, and investors should obtain and read the prospectus prior to purchasing such securities. A copy of the prospectus, annual and semi-annual reports (when available) may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is dated         , 2019.

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USE OF PROCEEDS

We currently intend to invest the net proceeds of any sales of our securities pursuant to this prospectus in accordance with our investment objective and policies as described in the prospectus and under “Investment Objective and Policies” during an initial “invest-up” period of approximately one to three months following our initial public offering of common shares. Such investments may be delayed if suitable investments are unavailable at the time or for other reasons. Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities, in high quality short-term or long-term debt obligations, or in cash. A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common shareholders and reduce the amount of cash available to make interest payments on borrowings and debt securities, respectively.

INVESTMENT OBJECTIVE AND POLICIES

This section supplements the disclosure in the Fund’s prospectus and provides additional information on the Fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, managed assets or other circumstances will not be considered in determining whether the investment complies with the Fund’s restrictions and policies.

Investment Objective

The Fund’s investment objective is to seek current income and risk-managed capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Primary Investments

The Fund will invest, under normal circumstances, at least of 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities and exchange-traded funds (“ETFs”) ( the “Equity Sleeve”), as well as long and short equity positions managed pursuant to a long/short equity strategy (the “Long/Short Component”). The Long/Short Component will comprise at least 50% of the Fund’s managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments (the “Fixed Income Sleeve”). Under current market conditions, it is anticipated that the Fund will invest initially 80% of its managed assets in the Equity Sleeve, consisting of equities, of which 60% will be invested in the Long/Short Component, and 20% of its managed assets in the Fixed Income Sleeve.

The Fund will invest in common stock, preferred stock and convertible securities (including synthetic convertible instruments) issued by both U.S. and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, corporate debt securities, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

In the Long/Short Component, the Fund seeks to achieve its investment objective by taking long positions in companies that are expected to outperform the equity markets, while taking short positions in companies that are expected to underperform the equity markets and/or for hedging purposes. A long position arises where the Fund holds a security in its portfolio. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security. The Fund may maintain long and short positions through the use of derivative instruments such as options, futures and forward contracts including up to 20% of the Fund’s managed assets

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for non-hedging purposes. The Fund’s Long/Short Component utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains, including common stock and American Depositary Receipts (“ADRs”) of issuers of all market capitalizations that operate in knowledge-based sectors such as technology, communications and media, as well as financial services and healthcare, and other investment companies (including ETFs) that track or otherwise provide exposure to such sectors. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

In the Fixed Income Sleeve, the Fund will mainly invest in a globally-diversified portfolio of income producing securities including, high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, U.S. Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be “covenant-lite” loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The portions of the Fund’s assets invested in the aforementioned sleeves and securities will likely vary from time to time consistent with the Fund’s investment objective. In addition, the Adviser has appointed a committee consisting of senior management (the “CPZ Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such sleeve. The CPZ Allocation Committee will meet quarterly, or more frequently if needed, to review and adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions in a manner consistent with the Fund’s investment objective. Actual allocations may vary at any time due to market movements, changes in equity prices, changes in interest rates and other economic factors.

The Fund may invest up to 50% of its managed assets in securities of foreign issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the U.S. and 20% of its managed assets in securities of issuers located in emerging market countries. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers. The Fund may seek to generate income from options premiums by writing options. The Fund may write call options on some or all of the equity securities in the portfolio and on broad based securities indices of certain ETFs that trade like common stocks but seek to replicate certain market indices. “Managed assets” means the total assets of the Fund (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability. These policies, as well as the subsequent strategies and policies listed in this section, are non-fundamental policies and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days’ prior written notice of any change as required by the rules under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts. The Fund may use derivatives for investment and hedging purposes. In addition, as a non-fundamental policy, the Fund may also invest up to 20% of its managed assets in derivatives for non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund’s investment objective and restrictions.

The Fund may seek to generate income from option premiums by writing (selling) options. This would include the use of both call and put options. The Fund may write call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio and (ii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or ETFs. In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes (such as the S&P 500), or ETFs. In addition, the Fund may engage in active and frequent trading of portfolio securities.

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Calamos Advisors LLC (“Calamos” or the “Adviser”) pursues a fundamental, global approach that incorporates a blend of top-down and bottom-up considerations. The advantages of its investment process are based upon: 1) a comprehensive assessment of what drives share prices; 2) how companies and industries are analyzed; and 3) the flexible management of style, capitalization and country factors. The Adviser believes that flexible asset allocation across the global equity universe, with less emphasis upon the traditional role of benchmarks, provides the potential for excess returns.

The Adviser’s approach is primarily derived from its assessment of corporate and economic fundamentals. Equally, the Fund’s strategy allows for all investment styles (for example, growth versus value, small versus large capitalization) to be considered depending upon a company’s business model, prevailing market conditions and the economic cycle. The Adviser believes that stocks with common style characteristics can behave similarly, often in response to the economic cycle, and that these characteristics are an additional source of return that should be identified.

Equity Securities

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 80% of its managed assets in equity securities (including securities that are convertible into equity securities). An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments.

Preferred stocks involve credit risk, which is the risk that a preferred stock in the Fund’s portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes while it is not receiving income from that stock. The Fund must distribute, at least annually, all or substantially all of its net investment income, including income from such deferred distributions, to shareholders to avoid federal income and excise taxes. See “Certain Federal Income Tax Matters.” Therefore, if the Fund owns a preferred stock that is deferring its distributions, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer’s call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods.

Equity securities of small and medium-sized companies historically have been subject to greater investment risk than those of large companies. The risks generally associated with small and medium-sized companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small and medium-sized company equity securities tend to be more volatile than prices of large company stocks. Further, the prices of small and medium-sized company equity securities are often adversely affected by limited trading volumes and the lack of publicly available information. See the prospectus for additional information regarding equity investments and their risks.

Convertible Securities

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a

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different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. A convertible security’s value viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” A convertible security’s investment value typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

Synthetic Convertible Instruments

The Adviser may create a “synthetic” convertible instrument by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, thus making the synthetic convertible instrument similar to the true convertible security, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers, when Calamos believes that such a combination would better promote the Fund’s investment objective. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible instrument faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed income instrument.

The Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Short Sales

A short sale may be effected when Calamos believes that the price of a security will decline or underperform the market, and involves the sale of borrowed securities, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the

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Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. In addition, when the Fund employs a relative value strategy, such as convertible arbitrage, it may use short sales in combination with long positions in an attempt to improve performance or to reduce overall portfolio risk, but this strategy may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions.

The broker-dealer may be entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short or the Fund may receive and invest the proceeds. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities that are marked to market daily with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

The Fund will realize a gain if the price of the securities declines between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, the Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that securities borrowed by the Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received from the short sale.

It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

Short sales also may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund’s short positions remain open. Calamos believes that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that the Fund will be able to enter into such arrangements to the desired degree.

Rule 144A Securities and Other Illiquid Securities

The Fund may invest up to 20% of its managed assets in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Fund may invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable). Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid

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securities. Illiquid securities are also more difficult to value and Calamos’ judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Foreign Securities

The Fund may invest up to 50% of its managed assets in securities of foreign issuers, with up to 20% of its managed assets in securities issued by foreign issuers in emerging markets; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country. A foreign security is a security issued by a foreign government or a company whose country of incorporation is a foreign country. For this purpose, foreign securities include American Depositary Receipts (“ADRs”) or securities guaranteed by a U.S. person but which represent underlying shares of foreign issuers, and may include foreign securities in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts issued by international banks evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers.

To the extent positions in portfolio securities are denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; greater costs of buying, holding and selling securities, including brokerage, tax and custody costs; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

The Fund may invest in the securities of located in emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in

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such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

High Yield Securities

A substantial portion of the Fund’s assets may be invested in below investment grade (high yield, high risk) securities. The high yield securities in which the Fund invests are rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P” or “Standard & Poor’s”) or are unrated but determined by Calamos to be of comparable quality. Non-convertible debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.

Below investment grade non-convertible debt securities or comparable unrated securities are susceptible to greater risk of default or decline in market value due to adverse economic and business developments than higher-rated debt securities. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•	if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of “Ba1” from Moody’s means that the issue so rated can have speculative elements and is subject to substantial credit risk. Standard & Poor’s assigns a rating of “BB+” to issues that are less vulnerable to nonpayment than other speculative issues, but nonetheless subject to major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A rating of “C” from Moody’s means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Standard & Poor’s assigns a rating of “C” to issues that are currently highly vulnerable to nonpayment, and the “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a “C” rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix B to this Statement of Additional Information for a description of Moody’s and Standard & Poor’s ratings.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund’s net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities

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than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Distressed Securities

The Fund may invest its managed assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (“Ca” or lower by Moody’s or “CC” or lower by Standard & Poor’s) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk of loss. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Loans

The Fund may invest up to 5% of its total assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled

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interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC” or the “Commission”).

As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (“Ba” or lower by Moody’s or “BB” or lower by Standard & Poor’s), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

Real Estate Investment Trusts (“REITs”) and Associated Risk Factors

The Fund may invest in the equity securities of REITs (convertible securities are excluded from this limitation).

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income and gains distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such

9

investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Currency Exchange Transactions

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in “speculative” currency exchange transactions.

If the Fund enters into a forward contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract from day to day, except to the extent that the Fund’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting currency transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting currency transaction, it subsequently may enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent

10

the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions.

Swaps, Caps, Floors and Collars

The Fund may enter into interest rate, currency, index, credit default, total return and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indexes. A credit default swap is an agreement to transfer the credit exposure of fixed income products between parties. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values for the purchases.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the securities dealers, financial institutions or other parties with whom the Fund has entered into such a transaction (“Counterparties”), combined with any credit enhancements, is rated at least A by Standard & Poor’s or Moody’s or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by Calamos. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

In addition, certain categories of interest rate and credit default swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by the Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. Also, the Fund will be exposed to the credit risk of the futures commission merchant who acts as the Fund’s clearing member

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on the clearinghouse for a centrally cleared swap. If the Fund’s futures commission merchant becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. In the event of bankruptcy of the Fund’s futures commission merchant, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the futures commission merchant’s other customers, potentially resulting in losses to the Fund.

Options on Securities, Indexes and Currencies

The Fund may purchase and sell (write) put options and call options on securities, indexes or foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer. The successful use of options depends principally on the price movements of the underlying securities, indices or other reference assets or rates. Investing in options can result in a greater potential for profit or loss than directly investing in the underlying assets. The value of an option may change because of, including but not limited to, a change in the value of the underlying assets, the passage of time, changes in the market’s perception as to the future price behavior of the underlying assets or rates, or any combination of the foregoing.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

The Fund may purchase and sell (write) exchange listed options and over-the-counter (“OTC”) options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Counterparties”) through direct bilateral agreement with the Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities “covering” the amount of a fund’s obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is “in the money”) are illiquid, and are subject to a fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

The Fund may also purchase and sell (write) options on securities indexes and other financial indexes. Options on securities indexes and other financial indexes are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or

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an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than primarily on the price movements in individual securities, as is the case with respect to options on securities.

The Fund, other than the Long/Short Component, will sell (write) call options and put options only if they are “covered.” A written option will be considered “covered” to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by the Fund could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset (or a security convertible into the underlying reference security or asset), or by segregating or earmarking cash or liquid assets equal to the exercise price of the written option (or such amount as is not otherwise covered by an offsetting transaction). The Fund writing a call option on an index would be considered as holding an offsetting position to the extent the Fund owned portfolio securities substantially correlating with the movement of the underlying reference index.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve Calamos’ objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. The Fund’s ability to utilize options successfully will depend on Calamos’ ability to predict pertinent market investments, which cannot be assured.

The Fund’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that

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exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option’s life, the opportunity to profit from any currency appreciation.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under “Options on Securities, Indexes and Currencies”) fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction unless the Fund has collected sufficient collateral from the counterparty to cover its exposure. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund may purchase and sell (write) call options on securities indexes and currencies. All calls sold by the Fund must be “covered”, other than those sold in the Long/Short Component. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. The Fund may purchase and sell (write) put options on securities indexes and currencies. In selling (writing) put options, there is a risk that the Fund may be required to buy the underlying index or currency at a disadvantageous price above the market price.

Futures Contracts and Options on Futures Contracts

The Fund may enter into interest rate futures contracts, index futures contracts, volatility index futures contracts and foreign currency futures contracts. An interest rate, index, volatility index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded. The Fund may enter into such contract if, in Calamos’ opinion, such contract meets the Fund’s investment parameters.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the

[1]

A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

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case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund’s exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction by the Fund depends on Calamos’ correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Calamos might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

When the Fund makes a purchase or sale of a futures contract, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund’s broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract or option may result in losses in excess of the amount invested in the futures contract or option. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract or option and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from

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the composition of the Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

If options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Fund’s investment objective.

When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or futures commission merchant (“FCM”), if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian (or FCM) cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

The use of options and futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodities Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use options and futures may be limited by tax considerations. See “Certain Federal Income Tax Matters” below. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund pursuant to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Fund is not deemed to be a commodity pool operator or a commodity pool under the CEA and is not subject to registration or regulation as such under the CEA. The Fund is not subject to regulation under the CEA.

Under Rule 4.5, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on

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any such positions and excluding the amount by which options that are “in-the-money”2 at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.

Debt Obligations of Non-U.S. Governments

An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

U.S. Government Obligations

U.S. Government Obligations include securities that are issued or guaranteed by the U.S. Treasury or by various U.S. Government agencies and instrumentalities. U.S. Treasury obligations (“U.S. Treasuries”) include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasuries also include the separate principal and interest components of U.S. Treasuries that are traded under the Separate Trading of Registered Interest and Principal of Securities program. U.S. Treasuries are backed by the full faith and credit of the U.S.

Obligations issued or guaranteed by U.S. Government agencies and instrumentalities may be supported by any of the following: (a) the full faith and credit of the U.S., (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the agency or instrumentality. Government agencies that issue or guarantee securities backed by the full faith and credit of the U.S. include the Government National Mortgage Association and the Small Business Administration. Government agencies and instrumentalities that issue or guarantee securities not backed by the full faith and credit of the U.S. include the Federal Farm Credit Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”), the Federal Land Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. in the event the agency or instrumentality does not meet its commitment.

[2]

A call option is “in-the-money” to the extent, if any, that the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

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In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. From the end of 2007 through the first quarter of 2014, FNMA and FHLMC have received U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period. FNMA and FHLMC ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from the U.S. Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional U.S. Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and MBS that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Lending of Portfolio Securities

In seeking to earn additional income, the Fund may lend its portfolio securities to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Fund may experience losses as a result of a diminution in value of its cash collateral investments. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund would not have the right to vote the securities during the existence of the loan; however, the Fund may attempt to call back the loan and vote the proxy if time permits prior to the record date. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent will monitor, and report to Calamos on, the creditworthiness of the firms to which the Fund lends securities.

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Portfolio Turnover

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that a portfolio security must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for U.S. federal income tax purposes.

Interest Rate Transactions

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions. Fixed-for-floating interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund’s leverage. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the excess amount based on a stated notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage. There can be no assurance that the Fund will use interest rate transactions or that, if used, their use will be beneficial to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by limiting certain leverage expenses. Buying interest rate caps could also decrease the net earnings of the common shares in the event that interest rates decline or stay the same or the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make or, if applicable, any premium paid by the Fund. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund’s leverage or offset certain losses in its portfolio. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the

19

financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s common shares.

If the Fund were to issue preferred shares, the Fund may choose or be required to redeem some or all of the preferred shares or prepay any borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund.

Risks Associated with Cleared Derivatives

The CFTC requires that certain interest rate swaps and index credit default swaps be cleared through a central counterparty (“CCP”) (unless an exception or exemption applies), and the CFTC may expand the types of swaps (e.g., certain foreign currency and commodity swaps) subject to mandatory clearing. While the SEC has adopted rules establishing a framework for determining which security-based swaps will be subject to mandatory clearing, no such clearing determination has been issued.

Where the Fund enters into swaps subject to mandatory clearing, it may be required to clear such swaps at a CCP through a FCM acting as clearing broker. The Fund will have to post initial margins to CCPs through FCMs or broker-dealers (in the U.S.) or other clearing brokers (outside the U.S.), and for swaps cleared at CCPs that are U.S.-registered derivatives clearing organizations, such initial margins will be held by such CCP and FCMs in segregated accounts under the CFTC rules. Such segregation is intended to protect the initial margins of swap clearing customers from the claims of other creditors of a CCP or FCM. Furthermore, the CFTC rules implement the so-called “legally segregated, operationally commingled” model for the segregation of swap clearing customer collateral on a customer-by-customer basis, which is intended to protect each customer from the default of other customers of the FCM. Such segregation, however, will not protect clearing customers like the Fund from any operational or fraud risk of a CCP or FCM with respect to the initial margin posted to the CCP or FCM. In addition, the initial margins posted to a non-US CCP through a non-US clearing broker may not even be segregated from the property of such CCP and/or clearing broker. The SEC has no final rules for the treatment and protection of customer property, including initial margins, held by CCPs and broker-dealers.

In addition, where the Fund enters into certain swaps subject to mandatory clearing, it may be required to execute such swaps on a registered designated contract market or swap execution facility (“SEF”). The CFTC requires that certain interest rate swaps and index credit default swaps be executed on a registered designated contract market or SEF, and registered designated contract markets or SEFs may self-certify additional types of interest rate and index credit default swaps as subject to this requirement. The SEC not yet adopted registration rules for security-based registered designated contract markets or SEFs or a mandatory trade execution requirement for security-based swaps. In addition, certain foreign jurisdictions may impose clearing and trade execution requirements that could apply to the Fund’s transactions with non-U.S. entities. While the Fund may benefit from reduced counterparty credit and operations risk and pricing transparency resulting from these requirements, it will incur additional costs in trading these swaps. In addition, while the Fund will attempt to execute, clear and settle these swaps through entities Calamos believes to be sound, there can be no assurance that a failure by such an entity will not cause a loss to the Fund.

Risks Associated with Uncleared Derivatives

Where the Fund enters into derivatives contracts that are not centrally cleared through a CCP, the Fund will become subject to the risk that a counterparty will not perform its obligations under such contracts, either because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem of the counterparty, thus causing the Fund to suffer a loss. Such counterparty risk may be accentuated by the fact that the Fund may concentrate its transactions with a single or small group of counterparties. In addition, in the case of a default, the Fund could become subject to adverse market movements while seeking replacement transactions. The

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Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. Certain of the swap counterparties may be entities that are rated by recognized rating agencies. The Fund’s ability to transact business with any one or number of counterparties, the possible lack of a meaningful and independent evaluation of such counterparties’ financial capabilities, and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

The U.S. prudential regulators and the CFTC have adopted margin requirements for non-cleared swaps which apply to entities subject to the jurisdiction of the prudential regulators and entities registered as swap dealers with the CFTC, respectively (in each case, with respect to all non-cleared swaps entered into on or after March 1, 2017). While the Fund will not be directly subject to these margin requirements, the Fund will be indirectly impacted by the margin requirements where its counterparty is subject to such requirement. The Fund is required to exchange variation margin (in the form of cash, certain highly liquid securities or gold) with its counterparties that are subject to the margin requirement (and, if contractually agreed, with any other counterparty) to cover the cumulative daily mark-to-market change in value of the transaction since the last exchange of variation margin. The amount of margin that must be posted and collected pursuant to these regulatory requirements may be determined on a net basis (taking into account offsetting exposures) with respect to a portfolio of uncleared swaps and/or security-based swaps that are governed by a master netting agreement that satisfies certain criteria. Mandatory initial margin requirements are also scheduled to become effective, but such requirements apply only to swap dealers when trading with financial end users with “material swaps exposure.” Given the anticipated volume of the Fund’s swap transactions, the Fund is not likely to have “material swaps exposure” for purposes of these margin rules, and therefore does not expect to be subject to these initial margin requirements. In addition, the U.S. prudential regulators’ margin rules apply to non-cleared security-based swaps entered into by security-based swap dealers that are subject to their jurisdiction, and the SEC has proposed but not yet adopted final margin rules for security-based swap dealers that are not subject to the jurisdiction of prudential regulators.

To the extent that the Fund’s swap dealer counterparty collects margin from the Fund on its uncleared swaps and security-based swaps, such margin is held in an account at the Fund’s custodian in which the swap dealer has a security interest. The custodian may fail to segregate such assets or collateral properly. In either case, in the event of the bankruptcy or insolvency of any custodian or counterparty, the Fund’s assets and collateral may be subject to the conflicting claims of the creditors of the relevant custodian or counterparty, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of such custodian or counterparty, rather than as the owner of such assets or collateral.

In addition, uncleared OTC derivative instruments can generally be closed out only by negotiation with the counterparty, which may expose the Fund to liquidity risk. There can be no assurance that a liquid secondary market will exist for any particular derivative instrument at any particular time, including for those derivative instruments that were originally categorized as liquid at the time they were acquired by the Fund. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss. In addition, the Fund may not be able to convince its counterparty to consent to an early termination of an OTC derivative contract or may not be able to enter into an offsetting transaction to effectively unwind the transaction. Such OTC derivative contracts generally are not assignable except by agreement between the parties, and a counterparty typically has no obligation to permit assignments. Even if the Fund’s counterparty agrees to early termination of OTC derivatives at any time, doing so may subject the Fund to certain early termination charges.

“When Issued” and Delayed Delivery Securities and Reverse Repurchase Agreements

The Fund may purchase securities on a when issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when issued or delayed delivery basis.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in,

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securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. Reverse repurchase agreements involve the risk that the market value of securities and/or other instruments purchased by the Fund with the proceeds received by the Fund in connection with such reverse repurchase agreements may decline below the market value of the securities the Fund is obligated to repurchase under such reverse repurchase agreements. They also involve the risk that the counterparty liquidates the securities delivered to it by the Fund under the reverse repurchase agreement following the occurrence of an event of default under the applicable master repurchase agreement by the Fund.

At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid securities (cash, U.S. Government securities or other “high grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

Temporary Defensive Investments

The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers’ acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; cash; and repurchase agreements. If the Fund temporarily uses a different investment strategy for defensive purposes, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

Preferred Shares

The Fund may invest in preferred shares. The preferred shares that the Fund will invest in will typically be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares.

Other Investment Companies (including ETFs)

The Fund may invest in the securities of other investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund generally may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule.

The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Risks Associated with Zero Coupon and Payment-in-Kind Securities

Investments in zero coupon and payment-in-kind securities are subject to certain risks, including that market prices of zero coupon and payment-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero coupon securities bear no interest, their prices are especially volatile. And because zero coupon bondholders do not receive interest payments,

22

the prices of zero coupon securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. However, when interest rates fall, the prices of zero coupon securities generally rise more rapidly in value than those of similar interest paying bonds. Under many market and other conditions, the market for the zero coupon and payment-in-kind securities may suffer decreased liquidity making it difficult for the Fund to dispose of them or to determine their current value. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a regulated investment company and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities.

Dodd-Frank Act and Other Derivatives Regulations

The financial crisis in both the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide. Reduced liquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in some issuers having more difficulty obtaining financing and ultimately may lead to a decline in their stock prices. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events, and the potential for continuing market turbulence, may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Changes in government policies may exacerbate the market’s difficulties and the withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act initiated a dramatic revision of the U.S. financial regulatory framework that is expected to continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of the Consumer Financial Protection Bureau; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that may be unforeseeable. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

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The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared. Clearinghouses and futures commission merchants have broad rights to increase margin requirements for existing cleared transactions or to terminate cleared transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse may have an effect on the performance of the Fund.

Under rules adopted under the Dodd-Frank Act, certain derivatives contracts are required to be executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. Such requirements may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if the Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. The Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF. In addition, the Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be cleared, and no clearing member is willing to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

The European Union (and some other countries) are implementing similar requirements that will affect the Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations.

The new requirements may result in increased uncertainty about counterparty credit risk, and they may also limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Additionally, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin. The Fund is subject to variation margin requirements under such rules and the Fund may become subject to initial margin requirements under such rules in 2020.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

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INVESTMENT RESTRICTIONS

The following are the Fund’s fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the Fund issues preferred shares are outstanding, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.

The Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(2)	Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(3)

Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

(4)

Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(5)	Invest in physical commodities or contracts relating to physical commodities.

(6)	Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

(7)	Make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the SEC thereunder.

(8)	Concentrate its investments in securities of companies in any particular industry or group of industries as defined in the 1940 Act and the rules and interpretive positions of the SEC thereunder.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund’s outstanding voting shares.

Currently under the 1940 Act, the Fund is not permitted to issue senior securities representing indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s managed assets). Currently under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund’s managed assets). In addition, currently under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value plus any senior securities representing indebtedness. Additionally, currently under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company which owns all of the outstanding securities of the Fund, except directors’ qualifying shares.

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Currently, under interpretive positions of the SEC staff, the Fund may not have on loan at any time securities representing more than one third of its total assets.

Currently under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

Currently, the Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry.

Currently under the 1940 Act, a “diversified company” means a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. These limitations, however, do not apply to the purchase of shares of money market funds or any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

In addition, to comply with federal income tax requirements for qualification as a regulated investment company, the Fund’s investments will be limited by both an income and an asset test. See “Certain Federal Income Tax Matters.”

As a non-fundamental policy, the Fund may not issue debt securities, borrow money or issue preferred shares in an aggregate amount exceeding 38% of the Fund’s total assets measured at the time of issuance of the new securities. Investments of short sale proceeds and economic leverage through derivatives are not considered borrowings.

The Fund has not adopted a fundamental policy prohibiting or limiting the Fund’s use of short sales, purchases on margin and the writing of put and call options. The Fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Under current law, the Fund may not purchase securities on margin.

MANAGEMENT OF THE FUND

Trustees and Officers

The Fund’s Board of Trustees provides broad oversight over the Fund’s affairs. Following our initial public offering, the officers of the Fund will be responsible for the Fund’s operations. The Fund’s Trustees and officers are listed below, together with their year of birth, positions held with the Fund, term of office and length of service and principal occupations during the past five years. Asterisks indicate those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not

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interested persons of the Fund are referred to as “Independent Trustees.” Each of the Trustees serves as a Trustee of other investment companies (26 U.S. registered investment portfolios) for which Calamos serves as investment adviser (collectively, the “Calamos Funds”). The address for all Independent and Interested Trustees and all officers of the Fund is 2020 Calamos Court, Naperville, Illinois 60563.

Trustees Who Are Interested Persons of the Fund:

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND AND LENGTH OF TIME SERVED	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since inception) Term Expires 2020	26	Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), Director of CAM; and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”), CAM, CILLC, Calamos Advisors, and CWM

Trustees Who Are Not Interested Persons of the Fund:

NAME AND YEAR OF BIRTH	POSITIONS(S) WITH FUND AND LENGTH OF TIME SERVED	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS
John E. Neal, (1950)	Trustee (since inception); Lead Independent Trustee (since July 2019) Term Expires 2021	26	Retired; private investor; formerly, Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook Illinois community bank); Director, Neuro-ID (private company providing prescriptive analytics for the risk industry); Partner, Linden LLC (health care private equity) (until 2018)

William R. Rybak, (1951)	Trustee (since inception) Term Expires 2020	26	Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust, JNL Investors Series Trust, and JNL Variable Fund LLC (since 2007) and Jackson Variable Series Trust (since January 2018); JNL Strategic Income Fund LLC (2007-2018)** (open-end mutual funds); Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van

27

			Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since inception); Lead Independent Trustee (2017- July 2019) Term Expires 2022	26	Private investor

David D. Tripple, (1944)	Trustee (since inception) Term Expires 2021	26	Private investor; Trustee, Century Capital Management Trust (open-end mutual funds) (2004-2018)***

Virginia G. Breen, (1964)	Trustee (since inception) Term Expires 2022	26	Private Investor; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (since 2004); Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

Lloyd A. Wennlund, (1957)	Trustee (since 2018) Term Expires 2022	26	Expert Affiliate, Bates Group. LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (since 2011)

*	Mr. Calamos, Sr. is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Fund and an affiliate of Calamos and CFS.
**	Overseeing 163 portfolios in fund complex.
***	Overseeing two portfolios in fund complex.
****	Overseeing five portfolios in fund complex.
*****	Overseeing five portfolios in fund complex.

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^

The Fund Complex consists of the Fund, Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

Officers:

The preceding table gives information about Mr. Calamos, Sr., who is president of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund (each as appointed during 2017), and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Robert F. Behan, (1964)	Vice President (since inception)	President (since 2015), Head of Global Distribution (since 2013), CAM, CILLC, Calamos Advisors, CFS; prior thereto Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman, (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since August 2019)	Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Dave Vanisko, (1968)	Treasurer (since August 2019)	Head of Fund Administration (since August 2019), Calamos Advisors; prior thereto Assistant Controller (2003-August 2019)

John S. Koudounis, (1966)	Vice President (since inception)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

J. Christopher Jackson, (1951)	Vice President and Secretary (since inception)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since inception)	Chief Compliance Officer, Calamos Funds (since 2005).

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

The Fund’s Board of Trustees consists of seven members. In accordance with the Fund’s Declaration of Trust, the Board of Trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The terms of John P. Calamos, Sr. and William R. Rybak will expire at the annual meeting of shareholders in 2020. The terms of John E. Neal and David D. Tripple will expire at the annual meeting of shareholders in 2021. The terms of Virginia G. Breen, Stephen B. Timbers, and Lloyd A. Wennlund will expire at the annual meeting of shareholders in 2022. Such classification of the Trustees may prevent the replacement of a majority of the Trustees for up to a two-year period. Each of the Fund’s officers serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

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Committees of the Board of Trustees. The Fund’s Board of Trustees has formed five standing committees:

Executive Committee. Messrs. Calamos, Sr. and Neal are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the Board, with certain exceptions.

Audit Committee. Messrs. Timbers, Neal, Rybak (Chair), Tripple, and Wennlund, and Ms. Breen, each an Independent Trustee, serve on the Audit Committee. The Audit Committee approves the selection of the independent auditors to the Trustees, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Fund’s audit, determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s annual report and responds to other matters deemed appropriate by the Board of Trustees.

Governance Committee. Messrs. Timbers, Neal, Rybak, Tripple, and Wennlund, and Ms. Breen (Chair), each an Independent Trustee, serve on the Governance Committee. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for fund boards. The members of the Governance Committee make recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. The Governance Committee will consider shareholder recommendations regarding potential candidates for nomination as Trustees properly submitted to the Governance Committee for its consideration. A Fund shareholder who wishes to nominate a candidate to the Fund’s Board of Trustees must submit any such recommendation in writing via regular mail to the attention of the Fund’s Secretary, at the address of the Fund’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Fund, Calamos or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the Committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Fund, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information as would be helpful to the Governance Committee in evaluating the candidate.

The Governance Committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a Trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of a written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder

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recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the Governance Committee is not actively recruiting new Trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the Governance Committee may dispose of the shareholder recommendation.

Dividend Committee. Mr. Calamos, Sr. serves as the sole member of the dividend committee and Mr. Neal serves as the liaison to the Dividend Committee for the Independent Trustees. The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Valuation Committee. Messrs. Timbers, Neal, Rybak, Tripple, and Wennlund (Chair), and Ms. Breen, each a non-interested Trustee, serve on the Valuation Committee. The Valuation Committee is responsible for overseeing the implementation of the valuation procedures adopted by the Board of Trustees. The members of the Valuation Committee will make recommendations to the Board of Trustees regarding valuation matters relating to the Fund.

In addition to the above committees, there is a Board of Trustees-directed pricing committee comprised of officers of the Fund and employees of Calamos.

The Fund’s Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Leadership Structure and Qualifications of the Board of Trustees. The Board of Trustees is responsible for oversight of the Fund. The Fund has engaged Calamos to manage the Fund on a day-to-day basis. The Board of Trustees oversees Calamos and certain other principal service providers in the operations of the Fund. The Board of Trustees is currently composed of seven members, six of whom are Independent Trustees. The Board of Trustees plans to meet in-person at regularly scheduled meetings four times throughout the year. In addition, the Board may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the Board of Trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time to time, to assist the Board of Trustees in fulfilling its oversight responsibilities. The Independent Trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Fund.

The chairman of the Board of Trustees is an “interested person” of the Fund (as such term is defined in the 1940 Act). The Independent Trustees have appointed a lead independent trustee. The lead Independent Trustee serves as a liaison between Calamos and the Independent Trustees and leads the Independent Trustees in all aspects of their oversight of the Fund. Among other things, the lead Independent Trustee will review and approve, with the chairman, the agenda for each board and committee meeting and facilitate communication among the Fund’s Independent Trustees. The Trustees believe that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Fund. The Trustees also believe that this structure facilitates the exercise of the Board’s independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The Board of Trustees has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a member of the Board. In making this determination, the Board has considered each Trustee’s background and experience, including prior service as members of the Board of the Calamos Funds. Set forth below is a brief

31

discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he should serve as a Trustee.

Each of Messrs. Calamos, Sr., Neal, Rybak, Timbers, Tripple and Wennlund, and Ms. Breen has more than 25 years of experience in the financial services industry. Each of Messrs. Calamos, Sr., Neal, Rybak, Timbers, Tripple and Wennlund, and Ms. Breen has experience serving on boards of other entities, including other investment companies. Each of Messrs. Calamos, Sr., Neal, Rybak and Timbers and Ms. Breen has earned a Masters of Business Administration degree, and Mr. Tripple has earned a Juris Doctor degree.

Risk Oversight. The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board of Trustees will oversee risk through various regular board and committee activities. The Board of Trustees, directly or through its committees, will review reports from, among others, Calamos, the Fund’s Compliance Officer, the Fund’s independent registered public accounting firm, independent outside legal counsel, and internal auditors of Calamos or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of Calamos and certain service providers. The actual day-to-day risk management with respect to the Fund will reside with Calamos and other service providers to the Fund. Although the risk management policies of Calamos and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or Calamos, its affiliates or other service providers.

Compensation of Officers and Trustees. John P. Calamos, Sr., the trustee who is an “interested person” of the Fund, does not receive compensation from the Fund. Non-interested trustees are compensated by the Fund, but do not receive any pension or retirement benefits from the Fund. Mr. Mickey, the Fund’s Chief Compliance Officer, is the only Fund officer who receives compensation from the Fund. The following table sets forth the total estimated compensation (including any amounts deferred, as described below) paid by the Calamos Fund Complex during the fiscal year ended October 31, 2018 to each of the current Independent Trustees and the one officer compensated by the Fund.

Name of Trustee	Aggregate Compensation From Fund**	Total Compensation From Calamos Fund Complex*
John P. Calamos Sr.	$0	$0
Virginia G. Breen	$0	$140,000
John E. Neal(1)	$0	$182,000
William R. Rybak	$0	$157,000
Stephen B. Timbers	$0	$187,000
David D. Tripple	$0	$157,000
Lloyd A. Wennlund (2)	$0	$75,000
Mark J. Mickey	$0	$150,000

(1)

Includes fees that may have been deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the portfolios of the Calamos Investment Trust selected by the Trustee. As of October 31, 2018, the value of the deferred compensation account of Mr. Neal was $1,785,811.

(2)	Mr. Wennlund was elected to the Board effective July 19, 2018.
*

The Calamos Fund Complex consists of nine investment companies and each applicable series thereunder including the Fund, Calamos Investment Trust, Calamos Advisors Trust, Calamos Global Total Return Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund.

**	During the fiscal year ended October 31, 2018, the Fund had not commenced operations.

The compensation paid to the non-interested trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $91,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee.

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Each non-interested trustee receives a meeting attendance fee of $7,000 for any regular or special board meeting attended in person, $3,500 for any regular or special board meeting attended by telephone and $3,000 for any committee meeting attended in person or by telephone. Compensation paid to the Independent Trustees is allocated among the series of the Calamos Funds in accordance with a procedure determined from time to time by the Board.

The Fund has adopted a deferred compensation plan for Independent Trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos and has elected to participate in the Plan (“a participating trustee”) may defer receipt of all or a portion of his compensation from the Fund in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such otherwise compensation would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value if the amounts credited to the account had instead been invested in Class I shares of one or more of the portfolios of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. Each Calamos Fund’s obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund’s obligations to make payments under the Plan.

Ownership of Shares of the Fund and Other Calamos Funds. The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Fund Complex in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of August 31, 2019. The value of the shares held are stated in ranges in accordance with the requirements of the SEC. The table reflects the Trustee’s beneficial ownership of shares of the Calamos Fund Complex. Beneficial ownership is determined in accordance with the rules of the SEC.

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Calamos Funds
John P. Calamos, Sr. (1)(2)	None	Over $100,000
Virginia G. Breen	None	Over $100,000
John E. Neal	None	Over $100,000
William R. Rybak	None	Over $100,000
Stephen B. Timbers	None	Over $100,000
David D. Tripple	None	Over $100,000
Lloyd A. Wennlund (3)	None	None

(1)

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company, Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

(2)	Indicates an “interested person” of the Trust, as defined in the 1940 Act.
(3)	Mr. Wennlund was elected to the Board effective July 19, 2018.
*	As of August 31, 2019, the Fund had not commenced operations.

Code of Ethics. The Fund and Calamos have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, directors/Trustees and designated employees of Calamos and CFS. Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions

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absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel. Text-only versions of the code of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet website at www.sec.gov.

Proxy Voting Procedures. The Fund has delegated proxy voting responsibilities to Calamos, subject to the Board of Trustees’ general oversight. The Fund expects Calamos to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best economic interests. Calamos has adopted its own Proxy Voting Policies and Procedures (“Policies”). The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates.

The following is a summary of the Policies used by Calamos in voting proxies.

To assist it in voting proxies, Calamos has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.

In general, if Calamos believes that a company’s management and board have interests sufficiently aligned with the Fund’s interest, Calamos will vote in favor of proposals recommended by a company’s board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-takeover measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the Committee, along with Calamos’ Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 will be available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) without charge, upon request, by calling 1-800-582-6959.

You may obtain a copy of Calamos’ Policies by calling 1-800-582-6959, by visiting the Fund’s website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

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Investment Adviser and Investment Management Agreement

Subject to the overall supervision and review of the Board of Trustees, Calamos will regularly provide the Fund with investment research, advice and supervision and following our initial public offering will furnish continuously an investment program for the Fund, consistent with the investment objective and policies of the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs, supervises the Fund’s business and affairs and provides or will provide the following other services on behalf of the Fund (not provided by persons not a party to the investment management agreement): (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (c) assisting in the preparation and making of filings with the SEC and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, this registration statement on Form N-2 and any amendments hereto, and reports on Form N-CEN and Form N-CSR; (d) overseeing the tabulation of proxies by the Fund’s transfer agent; (e) assisting in the preparation and filing of the Fund’s federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund’s federal excise tax returns pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund’s custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund; (l) assisting in the resolution of accounting issues that may arise with respect to the Fund’s operations and consulting with the Fund’s independent accountants, legal counsel and the Fund’s other agents as necessary in connection therewith; (m) reviewing the Fund’s bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund’s business, subject to the direction and control of the Trustees.

Under the investment management agreement, the Fund has agreed to pay to Calamos a fee based on the Fund’s average weekly managed assets that is computed weekly and paid on a monthly basis in arrears. The fee to be paid by the Fund is set at the annual rate of 1.35% of Fund’s average weekly managed assets. Because the fees to be paid to Calamos will be determined on the basis of the Fund’s managed assets, the amount of management fees paid to Calamos when the Fund uses leverage will be higher than if the Fund did not use leverage. Therefore, Calamos has a financial incentive to use leverage, which creates a conflict of interest between Calamos and the Fund’s common shareholders.

Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund will assume and pay all expenses for all other Fund operations and activities and will reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund will include, without limitation: (a) organizational expenses of the Fund (including out-of-pocket expenses, but not including Calamos’ overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund’s custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, sub-custodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing

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and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders’ and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund’s shares on the NASDAQ or any other national stock exchange.

The basis for the Board’s initial approval of the Fund’s investment management agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

Calamos is a wholly-owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC and a wholly-owned subsidiary of Calamos Partners LLC (“CPL”). As of August 31, 2019, approximately 22% of the outstanding equity interest of CILLC is owned by CAM and the remaining approximately 78% of CILLC is owned by CPL and John P. Calamos, Sr. CPL is owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP is owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr. is an affiliated person of the Fund and Calamos by virtue of his position as Chairman, Trustee and President of the Fund and Chairman and Global Chief Investment Officer (“CIO”) of Calamos. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Dave Vanisko are affiliated persons of the Fund and Calamos by virtue of their positions as Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; and Treasurer of the Fund, respectively, and as Chief Executive Officer; President and Head of Global Distribution; Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Head of Fund Administration of Calamos, respectively.

The use of the name “Calamos” in the name of the Fund is pursuant to licenses granted by CILLC, and the Fund has agreed to change its name to remove that reference if Calamos ceases to act as investment adviser to the Fund.

Portfolio Managers

John P. Calamos, Sr. John P. Calamos, Sr. is President and Trustee of the Fund and for Calamos: Founder, Chairman and Global CIO since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto.

Michael Grant. Michael Grant joined Calamos in September 2015 and since January 2018 is a Co-CIO, Head of Long/Short and Growth Strategies, as well as a Senior Co-Portfolio Manager. From 2015 to January 2018, he was a Global Economist — Long/Short Strategies. Previously, he was Founder, CIO, and Portfolio Manager at Phineus Partners LP since 2002.

Jon Vacko. Jon Vacko joined Calamos in June 2000 and has been a Senior Co-Portfolio Manager since September 2015. Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013.

Joe Wysocki. Joe Wysocki joined Calamos in October 2003 and since March 2015 has been a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst.

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R. Matthew Freund. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and CIO at USAA Investments since 2010.

Chuck Carmody. Chuck Carmody joined Calamos in 2004 and since February 2016 is a Co-Portfolio Manager, as well as a Senior Fixed Income Trader. From January 2010 to February 2016, he was a Senior Trader.

Calamos employs a “team of teams” approach to portfolio management, led by the Global CIO and our CIO team consisting of 5 Co-CIOs with specialized areas of investment expertise. The Global CIO and Co-CIO team are responsible for oversight of investment team resources, investment processes, performance and risk. As heads of investment verticals, Co-CIOs manage investment team members and, along with Co-Portfolio Managers, have day-to-day portfolio oversight and construction responsibilities of their respective investment strategies. While investment research professionals within each Co-CIO’s team are assigned specific strategy responsibilities, they also provide support to other investment team verticals, creating deeper insights across a wider range of investment strategies. The combination of specialized investment teams with cross team collaboration results in what we call our team of teams approach.

This team of teams approach is further reflected in the composition of Calamos’ Investment Committee, made up of the Global CIO, the Co-CIO team, the Head of Global Trading, and the Chief of IT and Operations. Other members of the investment team participate in Investment Committee meetings in connection with specific investment related issues or topics as deemed appropriate.

The structure and composition of the Investment Committee results in a number of benefits, as it:

•	Leads to broader perspective on investment decisions: multiple viewpoints and areas of expertise feed into consensus;

•	Promotes collaboration between teams; and

•	Functions as a think tank with the goal of identifying ways to outperform the market on a risk-adjusted basis.

The objectives of the Investment Committee are to:

•	Form the firm’s top-down macro view, market direction, asset allocation, and sector/country positioning.

•	Establish firm-wide secular and cyclical themes for review.

•	Review firm-wide and portfolio risk metrics, recommending changes where appropriate.

•	Review firm-wide, portfolio and individual security liquidity constraints.

•	Evaluate firm-wide and portfolio investment performance.

•	Evaluate firm-wide and portfolio hedging policies and execution.

•	Evaluate enhancements to the overall investment process.

John P. Calamos, Sr., Founder, Chairman, and Global CIO, is responsible for the day-to-day management of the team, bottom-up research efforts and strategy implementation and has served since the Fund’s inception. Michael Grant is a Co-CIO, Head of Long/Short and Growth Strategies, and Senior Co-Portfolio Manager and is responsible for the Long/Short Component of the Fund’s Equity Sleeve, and has served since the Fund’s inception. Jon Vacko is a Senior Co-Portfolio Manager and Joe Wysocki is a Co-Portfolio Manager, both of whom are responsible for the Equity Component of the Fund’s Equity Sleeve, and each has served since the Fund’s inception. R. Matthew Freund is a Co-CIO, Head of Fixed Income Strategies, and Senior Co-Portfolio Manager and Chuck Carmody is a Co-Portfolio Manager and Senior Fixed Income Trader, both of whom are responsible for the Fund’s Fixed Income Sleeve, and each has served since the Fund’s inception.

For over 20 years, the Calamos portfolio management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. Calamos also has more than 20 years of experience

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investing outside of traditional asset classes and manages $9.4 billion in alternative assets as of August 31, 2019. In 2015, the parent company of Calamos acquired Phineus Partners LP. Over the course of 15 years, Phineus has demonstrated its ability to deliver solid performance through an institutional-strength long/short strategy that combines the best of bottom-up equity investing with macro-analysis. In addition, Calamos has managed closed-end funds since 2002, and as of August 31, 2019, managed six closed-end funds totaling approximately $6.8 billion in assets.

The Global CIO, Sr. Co-Portfolio Managers and Co-Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts as of August 31, 2019 is set forth below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	23	20,594,769,158	7	599,805,393	2,902	2,268,461,143
Jon Vacko	20	11,932,687,356	7	599,805,393	2,902	2,268,461,143
R. Matthew Freund	13	10,158,037,574	1	234,205,402	2,292	1,775,442,821
Joe Wysocki	11	9,867,902,942	4	582,537,460	2,163	1,186,954,347
Michael Grant	2	2,279,982,551	0	—	668	545,632,497
Chuck Carmody	3	316,213,179	0	—	129	588,488,474

Number of accounts and assets for which advisory fee is performance-based as of August 31, 2019.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	288,126,365	0	—	0	—
Jon Vacko	2	288,126,365	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
Michael Grant	0	—	0	—	0	—
Chuck Carmody	0	—	0	—	0	—

The Fund’s Co-Portfolio Managers are responsible for managing both the Fund and other accounts, including separate accounts and funds not required to be registered under the 1940 Act.

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will place cross trades in securities held by the Fund only in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. However, if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

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A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to Calamos’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

As of August 31, 2019, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos, Sr. is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of August 31, 2019, Chuck Carmody, R. Matthew Freund, Michael Grant, Jon Vacko, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for LTI awards. Each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos.

In addition to the forms of compensation described above, Mr. Grant is also eligible to receive certain amounts proportionate to advisory fees received from certain other accounts (including certain accounts that pay performance based compensation) for which he provides portfolio manager services, as well as amounts to be determined based on asset levels within the Calamos Phineus Long/Short Fund (a separate open-end fund managed by the Adviser), subject to various conditions. The existence of these payments could create a conflict of interest with regard to Mr. Grant’s allocation of investment opportunities among the accounts for which he acts as portfolio manager. Calamos has in place policies and procedures reasonably designed to mitigate such conflicts of interest.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers’ compensation structure does not differentiate between the Fund and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance is utilized as one factor in determining the annual discretionary bonus, as well as overall performance of Calamos.

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At August 31, 2019 each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “Exchange Act”)) shares of the Fund having value within the indicated dollar ranges.

Portfolio Manager	Registrant*
John P. Calamos, Sr.	None
Michael Grant	None
R. Matthew Freund	None
Jon Vacko	None
Joe Wysocki	None
Chuck Carmody	None

*	As of August 31, 2019 the Fund had not commenced operations.

Fund Accountant and Administration Arrangements

The Fund has entered into an agreement with Ernst & Young LLP (“EY”) located at 155 N. Wacker Drive,

Chicago, IL 60606 to provide certain tax services to the Funds. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of the Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company” status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on the Fund’s holdings.

Under the arrangements with State Street Bank and Trust Company (“State Street”) located at One Iron Street, Boston, MA 02111 to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund. The Fund has also entered into an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Fund. These services include: monitoring the calculation of expense accrual amounts for the Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Fund; preparing financial reporting statements for the Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

CERTAIN SHAREHOLDERS

Prior to this offering, the Adviser purchased 7,194.24 common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. Therefore, the Adviser currently owns 100% of the outstanding common shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding common shares, which is expected to occur as of the completion of this offering. The principal business address of the Adviser is 2020 Calamos Court, Naperville, Illinois 60563.

At August 31, 2019, the Fund had not commenced operations, therefore each trustee, and the trustees and officers as a group, did not own any of the Fund’s common shares.

PORTFOLIO TRANSACTIONS

Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In

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underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, Calamos seeks to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

The Trustees have determined that portfolio transactions for the Fund may be executed through CFS, an affiliate of Calamos, if, in the judgment of Calamos, the use of CFS is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, CFS charges the Fund commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The Board of Trustees, including a majority of the Trustees who are not Interested Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Fund will not effect principal transactions with CFS.

In allocating the Fund’s portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos’ own efforts in the performance of its duties under the management agreement.

Calamos does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Calamos has adopted internal procedures which it believes are reasonably designed to allocate transactions in a manner consistent with its execution policies to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to its clients. Calamos has entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Calamos with research or brokerage services, as permitted under Section 28(e) of the Exchange Act. CCAs allow Calamos to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Calamos are subject to applicable law and its best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Calamos and such research may not necessarily be used by Calamos in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services.

As permitted by Section 28(e) of the Exchange Act, Calamos may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.

Portfolio Turnover

Our annual portfolio turnover rate may vary greatly from year to year. Although we cannot accurately predict our annual portfolio turnover rate, it is generally expected to exceed 100% annually under normal circumstances. However, portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund, and it is possible that the Fund may exceed this level of turnover in any given year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for U.S. federal income tax purposes. See “Certain Federal Income Tax Matters.”

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NET ASSET VALUE

Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the last business day in each week. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron’s and periodic publications of The Wall Street Journal.

The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. Securities for which market quotations are readily available will be valued using the market value of those securities. Securities for which market quotations are not readily available will be fair valued in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees. The method by which a security may be fair valued will depend on the type of security and the circumstances under which the security is being fair valued.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities are generally traded in the over-the-counter market and are valued based on evaluations provided by independent pricing services or by dealers who make markets in such securities. Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a market value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if trading in the security is halted or if the value of a security it

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holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, following our initial public offering, the Fund’s common shares will trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the NASDAQ, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NASDAQ, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.

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The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s total managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Fund’s Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

CERTAIN FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder or a noteholder (as the case may be) that acquires, holds and/or disposes of the Fund’s securities. This discussion only addresses certain U.S. federal income tax consequences to U.S. shareholders and noteholders (as the case may be) who hold their Fund securities as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders and noteholders (as the case may be) in light of their individual circumstances. This discussion also does not address all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders and noteholders (including shareholders and noteholders subject to special tax rules and shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position different from any of the tax aspects set forth below. The specific terms of preferred shares and debt securities may result in different tax consequences to holders than those described herein. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders and noteholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Federal Income Taxation of the Fund

The Fund intends to elect to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on investment company taxable income and capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses, taking into account any capital loss carryforwards, and certain net foreign currency exchange gains, less certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over the sum of net short-term capital loss and any capital loss carryforwards), it will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually, all or substantially all of its investment company taxable income, net tax-exempt interest, if any, and net capital gain.

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In determining its net capital gain, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character.

If for any taxable year the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as a regular corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and noncorporate shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation under Section 1(h)(11) of the Code, as described below.

The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on its undistributed ordinary income for a calendar year and its undistributed capital gains for the one-year period generally ending on October 31 of such calendar year if it fails to meet certain distribution requirements with respect to that year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to generally make distributions in a timely manner and in an amount sufficient to avoid such tax and accordingly does not expect to be subject to this excise tax.

In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in (i) above (each, a “Qualified Publicly Traded Partnership”) (the “90% income test”). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in certain such entities.

In addition to the 90% income test, the Fund must also diversify its holdings (the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting

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securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or in the securities of one or more Qualified Publicly Traded Partnerships.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments held for the production of such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. These investments could also result in the treatment as ordinary income of associated gains on a sale of the investment. The Fund would not be able to pass through to its shareholders any credit or deduction for such tax. Tax elections may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its U.S. federal income tax liability or maximize its return from these investments.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (“OID”) (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an OID bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. Such market discount will not constitute qualified dividend income.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The U.S. federal income tax laws are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to ensure that it distributes sufficient

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income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

Very generally, where the Fund purchases a bond at a price that exceeds the stated redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Certain of the Fund’s other investments may cause the Fund to recognize income without the corresponding receipt of cash, which could result in the Fund being required to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash to satisfy distribution requirements and to avoid entity-level tax.

The Fund may engage in various transactions in options, futures contracts, forward contracts, hedging instruments, straddles, swaps and other similar transactions. In addition to the special rules described below, such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. The Fund will monitor its transactions and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument, swap or other similar investment, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

Certain of the Fund’s investments in derivative instruments and foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any). If such a difference arises and the Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining current and accumulated earnings and profits (including earnings and profits arising from tax-exempt income), if any, (ii) thereafter, as a return of capital to the extent of the recipient’s adjusted tax basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of

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the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The termination of the Fund’s obligation under an option other than through the exercise of the option will result in gain or loss, depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Subject to certain exceptions, some of which are described below, such gain or loss generally will be short-term. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends received deduction, as the case may be.

The Fund’s transactions in certain investments (including broad based equity index options and certain other futures contracts) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain that are properly reported as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a notice issued by the IRS, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs. Under legislation enacted in December 2006, a CRT, as defined in

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Section 664 of the Code, that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. If more than 50% of the value of the Fund’s assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If the Fund is eligible to and makes such an election, shareholders will generally be able (subject to applicable limitations under the Code) to claim a credit or deduction (but not both) on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries. If the Fund makes such an election, it will provide relevant information to its shareholders. If such an election is not made, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns. Each prospective investor is urged to consult its tax adviser regarding taxation of foreign securities in the Fund’s portfolio and any available foreign tax credits with respect to the prospective investor’s own situation.

Common Shares and Preferred Shares

Common Share Distributions. Unless a shareholder is ineligible to participate or elects otherwise, all distributions on common shares will be automatically reinvested in additional common shares of the Fund pursuant to the Dividend Reinvestment Plan (the “Dividend Reinvestment Plan”). For U.S. federal income tax purposes, dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund.

Distributions of investment company taxable income (determined without regard to the deduction for dividends paid), which includes dividends, taxable interest, net short-term capital gain in excess of net long-term capital loss, taking into account any capital loss carryforwards and certain net foreign currency exchange gains, are, except as discussed below, taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation under Section 1(h)(11) of the Code that applies to qualified dividend income received by noncorporate shareholders. In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the dividends received deduction generally available to corporations only to the extent of the amount of eligible dividends received by the Fund from domestic corporations (other than REITs) for the taxable year. Qualified dividend income received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible for treatment as qualified dividend income. The Fund generally can pass the tax treatment of dividends eligible for the dividends received deduction and qualified dividend income it receives through to Fund shareholders. For the Fund to receive dividends eligible for the dividends received deduction and qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The

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same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund for the dividends received by the shareholder to be eligible for such treatment. Moreover, the dividends received deduction may otherwise be disallowed or reduced by application of various provisions of the Code (for instance, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). Distributions of net capital gain, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. Such distributions represent a return of the investor’s capital to the extent of his or her basis in the shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be reported to the shareholders annually.

Pursuant to proposed regulations on which the Fund may rely, distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

If the Fund retains any net capital gain, the Fund may report the retained amount as undistributed capital gains to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Dividend Reinvestment Plan and the plan agent invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

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Preferred Share Distributions. Under present law and based in part on the fact that there is and will be no express or implied agreement between or among a broker-dealer or any other party, and the Fund or any owners of preferred shares, that the broker-dealer or any other party will guarantee or otherwise arrange to ensure that an owner of preferred shares will be able to sell his or her shares, the Fund intends to treat any preferred shares that it issues as stock of the Fund for federal income tax purposes, and, as such, distributions with respect to any preferred shares (other than distributions in redemption of the preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund’s current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Except in the case of net capital gain distributions, such dividends generally will be taxable at ordinary income tax rates to holders of preferred shares but may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code and the reduced rates of federal income taxation that apply to qualified dividend income received by noncorporate shareholders under Section 1(h)(11) of the Code. Distributions reported by the Fund as net capital gain distributions will be taxable as long-term capital gain regardless of the length of time a shareholder has held shares of the Fund. Please see the discussion above on qualified dividend income, dividends received deductions and net capital gain.

The character of the Fund’s income will not affect the amount of dividends which the holders of preferred shares are entitled to receive. If the preferred shares are auction rate securities, holders of preferred shares are entitled to receive only the amount of dividends as determined by periodic auctions. For U.S. federal income tax purposes, the IRS requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to report distributions made with respect to the common shares and preferred shares as consisting of particular types of income (e.g., net capital gain and ordinary income), in accordance with each class’s proportionate share of the total dividends paid to both classes. Thus, each year the Fund will report dividends qualifying for the corporate dividends received deduction, qualified dividend income, ordinary income and net capital gains in a manner that allocates such income between the preferred shares and common shares in proportion to the total dividends made to each class with respect to such taxable year, or otherwise as required by applicable law. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Fund intends to treat any dividends that are paid following the close of a taxable year as “paid” in the prior year for purposes of determining a class’s proportionate share of a particular type of income. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for federal income tax purposes as derived from income from the prior year will be treated as dividends “paid” in the prior year for purposes of determining the proportionate share of a particular type of income for each class. The private ruling is not binding on the IRS, and there can be no assurance that the IRS will respect such treatment. Each shareholder will be notified of the allocation within 60 days after the end of the year.

Although the Fund is required to distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid), the Fund is not required to distribute net capital gains to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the “net undistributed capital gain”). Please see the discussion above on undistributed capital gains. The Fund intends to distribute its net capital gain for any year during which it has preferred shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of preferred shares are entitled.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such a month, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31 of the year in which the dividend was declared.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares, and then to the extent remaining, if any, to pay distributions on the common shares. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder’s basis in the shares and, after the adjusted basis is reduced to zero, will be treated as capital gain to a shareholder who holds such shares as a capital asset.

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If the Fund utilizes leverage through borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund’s ability to make distributions on its common shares and/or preferred shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

Sales of Fund Shares. Sales and other dispositions of the Fund’s shares are taxable events for shareholders that are subject to federal income tax. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount received for such shares and their adjusted tax basis in the shares sold. If such shares are held as a capital asset at the time of sale, the gain or loss will generally be a long-term capital gain or loss if the shares have been held for more than one year, and, if not held for such period, a short-term capital gain or loss. Similarly, a repurchase by the Fund, including as a result of a tender offer by the Fund, if any, of all of the shares (common and preferred) actually and constructively held by a shareholder generally will give rise to capital gain or loss under Section 302(b) of the Code if the shareholder does not own (and is not regarded under certain federal income tax law rules of constructive ownership as owning) any other common or preferred shares of the Fund and provided that the proceeds from the purchase do not represent declared but unpaid dividends. If the Fund repurchases fewer than all of a shareholder’s common shares or a shareholder continues to hold (directly or by attribution) other Fund shares (including preferred shares if then outstanding) subsequent to a Fund repurchase, in certain circumstances such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares, and thereafter as capital gain. Where a selling shareholder is treated as receiving a dividend, there is a risk that non-selling shareholders whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the repurchase, in particular whether such repurchase is a single and isolated event or is part of a plan for periodically repurchasing the common shares of the Fund; if isolated, any such risk is likely remote.

Gain or loss will generally be long-term capital gain or loss if the shares disposed of were held for more than one year and will be short-term capital gain or loss if the shares disposed of were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. shareholder generally will be subject to federal income tax at a lower rate than net short-term capital gain or ordinary income. For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income. A holder’s ability to deduct capital losses may be limited.

Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event a shareholder acquires, or is treated as acquiring, substantially identical stock or securities (including Fund shares acquired pursuant to the reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisers regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.

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Upon the dissolution of the Fund, shareholders generally will realize capital gain or loss in an amount equal to the difference between the amount of cash or other property received by the shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the shareholder’s adjusted tax basis in shares of the Fund for U.S. federal income tax purposes. Any such gain or loss will be long-term if the shareholder is treated as having a holding period in Fund shares of greater than one year, and otherwise will be short-term.

Federal Income Tax Withholding. Federal law requires that the Fund withhold, as “backup withholding,” a percentage of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s shares paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Other Matters. Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for a shareholder who is an individual, S corporation or trust or $10 million or more for a corporate shareholder in any single taxable year (or $20 million or more in any combination of taxable years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Taxation of Non-U.S. Shareholders. The description of certain federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or resident aliens or U.S. corporations, partnerships, trusts or estates who are subject to U.S. federal income tax on a net income basis). Investors other than U.S. persons, including non-resident alien individuals, may be subject to different U.S. federal income tax treatment. With respect to such persons, the Fund must generally withhold U.S. federal withholding tax at the rate of 30% (or, if the Fund receives certain certifications from such non-U.S. shareholder, such lower rate as prescribed by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. However, the Fund is not required to withhold tax on any amounts paid to a non-U.S. person with respect to capital gain dividends (that is, distributions of net capital gain that are properly reported by the Fund as capital gain dividends), dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) reported as such by the Fund and dividends attributable to certain U.S. source interest income of types similar to those not subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly reported by the Fund. Shareholders should consult their own tax advisers on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

Debt Securities

Under present law, the Fund intends to treat the debt securities as indebtedness for federal income tax purposes, which treatment the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization. The following discussion assumes that all interest on the debt securities will be qualified stated interest (which is generally interest that is unconditionally payable at least annually at a fixed or qualified floating rate), and that the debt securities will have a fixed maturity date of more than one year from the date of issuance.

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Payments or accruals of interest on debt securities generally will be taxable to holders as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with the holder’s regular method of accounting for federal income tax purposes.

Initially, a holder’s tax basis in debt securities acquired generally will be equal to the cost to acquire such debt securities. This basis will be increased by the amounts, if any, that the holder includes in income under the rules governing OID (taking into account any acquisition premium that offsets such OID) and market discount, and will be decreased by the amount of any amortized premium on such debt securities, as discussed below, and any payments on such debt securities other than stated interest. When the holder sells, exchanges or redeems any of its debt securities, or otherwise disposes of its debt securities in a taxable transaction, the holder generally will recognize gain or loss equal to the difference between the amount realized on the transaction (less any accrued and unpaid interest (including any OID), which will be subject to federal income tax as interest in the manner described above) and the tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss recognized on the sale, exchange, redemption or other taxable disposition of any debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate than net short-term capital gain or ordinary income. For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income. A holder’s ability to deduct capital losses may be limited.

If a holder purchases debt securities at a cost greater than their stated redemption price at maturity, plus accrued interest, the holder will be considered to have purchased the debt securities at a premium, and generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If the holder makes the election to amortize the premium, it generally will apply to all debt instruments held at the beginning of the first taxable year to which the election applies, as well as any debt instruments that were subsequently acquired. In addition, the holder may not revoke the election without the consent of the IRS. If the holder elects to amortize the premium, it will be required to reduce its tax basis in the debt securities by the amount of the premium amortized during its holding period. If the holder does not elect to amortize premium, the amount of premium will be included in the holder’s tax basis in the debt securities. Therefore, if the holder does not elect to amortize the premium and holds the debt securities to maturity, the holder generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

If you purchase debt securities at an original issue price that is less than their stated redemption price at maturity by at least the statutory de minimis amount, the debt securities will be treated as being issued with OID for U.S. federal income tax purposes. The stated redemption price at maturity includes all payments on the debt securities other than qualified stated interest, which is generally interest that is unconditionally payable at least annually at a fixed or qualified floating rate. If the debt securities are issued with OID, you will be required to include such OID in gross income (as ordinary income) as it accrues over the term of the debt securities on a constant-yield basis, in advance of the receipt of cash attributable to that income and regardless of your regular method of accounting for U.S. federal income tax purposes.

If a holder purchases debt securities that were issued with OID at a cost greater than their issue price and less than or equal to their stated redemption price at maturity, the holder will be considered to have purchased the debt securities with acquisition premium. Such holder will generally be permitted to reduce the daily portions of OID required to be included in income by a fraction, the numerator of which is the excess of the holder’s initial basis in the debt securities over the debt securities’ issue price, and the denominator of which is the excess of the redemption price at maturity of the debt securities over their issue price.

If the holder purchases debt securities in the secondary market at a price that reflects a “market discount,” any principal payments on, or any gain that the holder realized on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time such debt securities were held. “Market discount” is defined under the Code as, in general, the excess (subject to a statutory de minimis amount) of the stated redemption price at maturity (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of the debt security. In addition, the holder may be

54

required to defer the deduction of all or a portion of any interest paid on any indebtedness incurred or continued to purchase or carry the debt securities that were acquired at a market discount.

The holder may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If the holder elects to include market discount on a current basis, the interest deduction deferral rule described above will not apply and the holder will increase its basis in the debt security by the amount of market discount included in gross income. If the holder does make such an election, it will apply to all market discount debt instruments acquired on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations) provided they establish such exemption. Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

If a holder is a non-U.S. Holder, it may have to comply with certification procedures to establish its non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below with respect to non-U.S. Holders will satisfy these requirements.

Taxation of Non-U.S. Holders. If a holder is a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to the holder provided that (1) interest paid on the debt securities is not effectively connected with the holder’s conduct of a trade or business in the United States, (2) the holder is not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Code, (3) the holder does not actually or constructively own 10 percent or more of the combined voting power of all classes of our stock entitled to vote, (4) the holder is not a controlled foreign corporation that is related, directly or indirectly, to us through stock ownership, and (5) the holder satisfies the certification requirements described below.

55

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN or W-8BEN-E, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN or W-8BEN-E from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. income tax on a net basis as applicable to U.S. holders generally (and, in the case of corporate non-U.S. Holders, may be subject to an additional 30% branch profits tax) or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption will not apply to a holder if their gain is effectively connected with the conduct of a trade or business in the U.S. or the holder is an individual holder and is present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and, in each case, certain other conditions are met.

See “Information Reporting and Backup Withholding” above for a general discussion of information reporting and backup withholding requirements applicable to non-U.S. Holders.

Other Tax Matters

Medicare Tax on Certain Investment Income. Certain noncorporate taxpayers are subject to an additional tax of 3.8% with respect to the lesser of (1) their “net investment income” (or undistributed “net investment income” in the case of an estate or trust) or (2) the excess of their “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain.

Other Reporting and Withholding Requirements. Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders and holders of its debt securities under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder or holder of debt securities fails to provide the required information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that holder on ordinary dividends and interest payments. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gains dividends that the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. persons. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

56

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Alternative Minimum Tax

Investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund’s securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130. The transfer agent, dividend disbursing agent and registrar for the Fund’s shares is Computershare Shareowner Services LLC, P.O. Box 358016, Pittsburgh, PA 15252-8016.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund as of October 15, 2019 appearing in this statement of additional information have been audited by Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the securities offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the securities offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus, prospectus supplement and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Calamos Long/Short Equity & Dynamic Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) as of October 15, 2019, and the related notes. In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of October 15, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

October 21, 2019

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

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CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

STATEMENT OF ASSETS AND LIABILITIES

October 15, 2019
ASSETS
Cash with custodian (non-interest bearing)	$140,000

Total assets	140,000

LIABILITIES AND NET ASSETS

NET ASSETS	140,000

ANALYSIS OF NET ASSETS
Paid in capital	140,000

NET ASSETS	$140,000

Shares outstanding (a)	7,194.24
Net asset value and redemption price per share	$19.46

a	No par value, unlimited number of shares authorized.

NOTES

1.	Organization

Calamos Long/Short Equity & Dynamic Income Trust (the “Fund”) is a diversified, closed-end management investment company, organized on September 21, 2017 which has had no operations other than the sale and issuance of 7,194.24 shares of beneficial interest at an aggregate purchase price of $140,000 to Calamos Advisors LLC (the “Investment Adviser” or “Calamos Advisors”). Organizational and offering costs will be paid by Calamos Advisors. The Fund estimates that it will issue common shares in its initial offering at an aggregate offering price of $300,000,000.

2.	Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

3.	Agreements

The Fund has entered into an Investment Advisory Agreement with Calamos Advisors, which provides for payment of a monthly fee computed at the annual rate of 1.35% of the Fund’s average weekly managed assets. “Managed assets” means the total assets of the Fund (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

The Fund will reimburse Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

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4.	Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

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APPENDIX A — DESCRIPTION OF RATINGS1

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Calamos believes that the quality of debt securities in which the Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”).

Moody’s Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

[1]

The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Long-Term Issue Credit Ratings

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

PART C — OTHER INFORMATION

ITEM 25: FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are included in the Statement of Additional Information.

2. Exhibits:

a.1	Fourth Amended and Restated Agreement and Declaration of Trust. (5)

a.2.i	Certificate of Trust. (1)

a.2.ii	Certificate of Amendment to Certificate of Trust. (4)

a.2.iii	Certificate of Amendment to Certificate of Trust. (5)

b.	By-laws as amended and restated through July 31, 2019. (5)

c.	None.

d.	None.

e.	Terms and Conditions of the Dividend Reinvestment Plan. (2)

f.	None.

g.	Third Amended and Restated Investment Management Agreement with Calamos Advisors LLC. (8)

h.1	Form of Underwriting Agreement. (8)

h.2	Form of Master Selected Dealers Agreement. (8)

h.3	Form of Master Agreement Among Underwriters. (8)

h.4	Form of Structuring Fee Agreement between Calamos Advisors LLC and UBS Securities LLC. (8)

h.5	Form of Structuring Fee Agreement between Calamos Advisors LLC and Morgan Stanley & Co. LLC. (8)

h.6	Form of Structuring Fee Agreement between Calamos Advisors LLC and Wells Fargo Securities, LLC. (8)

h.7	Form of Structuring Fee Agreement between Calamos Advisors LLC and RBC Capital Markets, LLC. (8)

h.8	Form of Structuring Fee Agreement between Calamos Advisors LLC and Oppenheimer & Co. Inc. (8)

h.9	Form of Structuring Fee Agreement between Calamos Advisors LLC and Stifel, Nicolaus & Company, Incorporated. (8)

h.10	Form of Structuring Fee Agreement between Calamos Advisors LLC and Qualifying Underwriters - filed herewith.

j.1	Custody Agreement. (2)

j.2	Amendment to Appendix A to Custody Agreement. (2)

k.1.i	Amended and Restated Stock Transfer Agency Agreement. (2)

k.1.ii	Amendment to Amended and Restated Stock Transfer Agency Agreement. (2)

k.1.iii	Second Amendment to Amended and Restated Stock Transfer Agency Agreement. (2)

k.1.iv	Third Amendment to Amended and Restated Stock Transfer Agency Agreement. (2)

k.1.v	Fourth Amendment to Amended and Restated Stock Transfer Agency Agreement. (2)

k.2.i	Master Services Agreement. (2)

k.2.ii	Amendment to Appendix A to Master Services Agreement. (2)

k.3	Administration Agreement. (6)

k.4	Services Agreement. (6)

l.	Opinion and Consent of Richards, Layton & Finger, P.A. – filed herewith.

m.	None.

n.	Consent of Auditors – filed herewith.

o.	Not applicable.

p.	Subscription Agreement. (2)

q.	None.

r.	Code of Ethics. (6)

s.1	Powers of Attorney (for John E. Neal, William R. Rybak, Stephen B. Timbers, David D. Tripple and Virginia G. Breen). (2)

s.2	Power of Attorney (for Lloyd A. Wennlund). (4)

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-220591) as filed with the Commission on September 22, 2017.
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-220591) as filed with the Commission on November 16, 2017.
(3)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-220591) as filed with the Commission on May 2, 2018.
(4)	Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-220591) as filed with the Commission on June 4, 2019.
(5)	Incorporated by reference to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-220591) as filed with the Commission on August 2, 2019.
(6)	Incorporated by reference to Pre-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-220591) as filed with the Commission on October 1, 2019.
(7)	Incorporated by reference to Pre-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-220591) as filed with the Commission on October 24, 2019.
(8)	Incorporated by reference to Pre-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-2 (1933 Act File No. 333-220591) as filed with the Commission on November 20, 2019.

ITEM 26: MARKETING ARRANGEMENTS

See the Form of Underwriting Agreement, the Form of Master Selected Dealers Agreement, the Form of Master Agreement Among Underwriters, the Form of Structuring Fee Agreement between Calamos Advisors LLC and UBS Securities LLC, the Form of Structuring Fee Agreement between Calamos Advisors LLC and Morgan Stanley & Co. LLC, the Form of Structuring Fee Agreement between Calamos Advisors LLC and Wells Fargo Securities, LLC, the Form of Structuring Fee Agreement between Calamos Advisors LLC and RBC Capital Markets, LLC, the Form of Structuring Fee Agreement between Calamos Advisors LLC and Oppenheimer & Co. Inc., the Form of Structuring Fee Agreement between Calamos Advisors LLC and Stifel, Nicolaus & Company, Incorporated and the Form of Structuring Fee Agreement between Calamos Advisors LLC and Qualifying Underwriters, filed as Exhibit h.1, Exhibit h.2, Exhibit h.3, Exhibit h.4, Exhibit h.5, Exhibit h.6, Exhibit h.7, Exhibit h.8, Exhibit h.9 and Exhibit h.10, respectively, to this Registration Statement.

ITEM 27: OTHER OFFERING EXPENSES AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the initial offering of common shares described in this Registration Statement:

Securities and Exchange Commission fees	$48,675
Financial Industry Regulatory Authority fees	$60,450
Printing Promotion fees	$375,000
Exchange listing fees	$150,000
Accounting fees	$55,000
Legal fees	$915,000
Trustee Fees	$56,000
Other	$25,000
Total	$1,685,125

*	To be provided by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

As of August 31, 2019 the number of record holders of each class of securities of the Registrant was:

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common shares (no par value)	1

ITEM 30. INDEMNIFICATION

The Registrant’s Fourth Amended and Restated Agreement and Declaration of Trust, dated July 31, 2019, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be or not opposed to the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

The Registrant, its Trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant’s expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the Statement of Additional Information under the caption “Management of the Fund—Trustees and Officers” is incorporated by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment manager, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563, at the offices of the Custodian and Accounting Agent, 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130 or at the offices of the Transfer Agent, P.O. Box 358016, Pittsburgh, PA 15252-8016.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (“1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 22nd day of November, 2019.

CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Trustee and President

Pursuant to the requirements of the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.

Name	Title		Date

/s/ John P. Calamos, Sr. John P. Calamos, Sr.	Chairman, Trustee and President (principal executive officer)	) ) )	November 22, 2019

/s/ John E. Neal* John E. Neal	Trustee	) ) )	November 22, 2019

/s/ William R. Rybak* William R. Rybak	Trustee	) ) )	November 22, 2019

/s/ Stephen B. Timbers* Stephen B. Timbers	Trustee	) ) )	November 22, 2019

/s/ David D. Tripple* David D. Tripple	Trustee	) ) )	November 22, 2019

/s/ Virginia G. Breen* Virginia G. Breen	Trustee	) ) )	November 22, 2019

/s/ Lloyd A. Wennlund* Lloyd A. Wennlund	Trustee	) ) )	November 22, 2019

/s/ Thomas E. Herman Thomas E. Herman	Vice President and Chief Financial Officer	) ) )	November 22, 2019

*

John P. Calamos, Sr. signs this document pursuant to powers of attorney filed in Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on November 16, 2017 (1933 Act File No. 333-220591) and in Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-2, filed on June 4, 2019 (1933 Act File No. 333-220591).

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Attorney-In-Fact November 22, 2019

INDEX TO EXHIBITS

Exhibit	Exhibit Name

h.10.	Form of Structuring Fee Agreement between Calamos Advisors LLC and Qualifying Underwriters

l.	Opinion and Consent of Richards, Layton & Finger, P.A.

n.	Consent of Auditors